LOGO: LIBERTY

                            LIBERTY TAX-MANAGED FUNDS
                                  Annual Report
                                October 31, 2000

                                           No taxable income or capital
                                        gains distributions since inception

President's Message
Photo of: Stephen E. Gibson

Dear Shareholder:

It gives me great pleasure to report that all the Funds in our tax-managed family have again avoided passing taxable gains on to our shareholders. We know that this is a priority for you, and we take great pride in our team's record of repeatedly meeting this need while providing competitive market returns.

We are also pleased to introduce in this report a new tax-managed investment option, Liberty Tax-Managed Aggressive Growth Fund. Launched on August 1, 2000, this Fund seeks long-term capital growth while reducing shareholder exposure to taxes. The Fund's small- to mid-cap investment focus utilizes the tried-and-true Stein Roe & Farnham tax management strategies for achieving tax efficiency. We think the Fund has gotten off to a strong start with its 6.64% Class A share since inception return (without sales charge).

 You may also notice that your fund has a new name. In mid-July, we replaced the "Stein Roe" in the fund name with "Liberty" to clarify its position as part of the Liberty family. The management of your fund has not changed, however. Your fund continues to be managed by professionals from our Stein Roe & Farnham affiliate, experts in tax-managed investment strategies.

I encourage you to take a moment to read the Portfolio Manager's Report on your fund in the following pages. If you have questions or if you would like additional information, contact your financial advisor or visit us online at www.libertyfunds.com. As always, we thank you for choosing the Liberty Family of Funds to achieve your investment goals.

Respectfully,


/s/ Stephen E. Gibson
Stephen E. Gibson
President
December 13, 2000

Performance Highlights

Liberty Tax-Managed Aggressive Growth Fund
Net asset value as of 10/31/00
         Class A              $12.36
         Class B              $12.34
         Class C              $12.34
         Class Z              $12.37
Liberty Tax-Managed Growth Fund
Net asset value as of 10/31/00
         Class A              $18.38
         Class B              $17.85
         Class C              $17.85
         Class E              $18.34
         Class F              $17.87
         Class Z              $18.46
Liberty Tax-Managed Growth Fund II
Net asset value as of 10/31/00
         Class A              $11.55
         Class B              $11.51
         Class C              $11.50
         Class Z              $11.58
Liberty Tax-Managed Value Fund
Net asset value as of 10/31/00
         Class A              $11.41
         Class B              $11.30
         Class C              $11.30
         Class Z              $11.43


Logo: Not FDIC Insured May Lose Value No Bank Guarantee

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Solid returns without a tax bite

No New Taxes
In keeping with our Funds' objective, we have again achieved solid returns without passing taxable distributions to our shareholders. For those keeping track, this marks the eighth consecutive report - for the Liberty Tax-Managed Growth Fund, the eldest in our tax-managed family - in which we have reported that there would be no payment of taxable distributions. While we are obliged to remind you that we can't guarantee this will always be the case, we are proud of our "non-taxing" track record and will strive to continue the streak.

The following chart offers a comparison between pre-tax and after-tax returns for the four Stein Roe tax-managed products. As you can see, the after-tax performance retained the full percentage return of the pre-tax numbers for the time periods shown.

Tax-managed funds avoid tax effect

                      Average Annual Total Returns, Class A
                      Shares (without sales charge) for the
                              period ended 10/31/00

                                                 Life of
                                     1 Year       Fund
-----------------------------------------------------------
If you continue to hold your
shares at the end of period:
Liberty Tax-Managed Aggressive Growth Fund (since 8/1/00)
   Before-tax return                         NA      6.64%*
   After-tax return                          NA      6.64%*
-----------------------------------------------------------
Liberty Tax-Managed Growth Fund (since 12/30/96)
   Before-tax return                       6.92%     16.95%
   After-tax return                        6.92%     16.95%
-----------------------------------------------------------
Liberty Tax-Managed Growth Fund II (since 3/7/00)
   Before-tax return                         NA     (3.75)%*
   After-tax return                          NA     (3.75)%*
-----------------------------------------------------------
Liberty Tax-Managed Value Fund (since 6/1/99)
   Before-tax return                       7.24%    (3.50)%
   After-tax return                        7.24%    (3.50)%
-----------------------------------------------------------

* Returns are cumulative for funds in existence less than one year.

The returns assume that shares were held through the end of the period. In this case, total returns after taxes are the same as the pre-tax returns because none of the Funds distributed taxable gains during the period. HAD YOU SOLD YOUR SHARES AT THE END OF THE PERIOD, YOU MAY HAVE REALIZED A CAPITAL GAIN AND YOUR AFTER-TAX RETURN, AFTER PAYING FEDERAL INCOME TAX, WOULD HAVE BEEN LOWER.

In the future, the Funds may be required to distribute taxable income and capital gains from time to time. In addition, market conditions may limit the Funds' ability to generate tax losses or to avoid dividend income. Excessive shareholder redemptions may also require the Funds to sell securities and realize gains. Finally, the ability to use certain tax-management techniques may be curtailed or eliminated in the future by tax legislation, regulations, administrative interpretations or court decisions.

Past performance is no guarantee of future performance.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class. The performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Funds expect to distribute taxable income and capital gains from time to time, and management's ability to use certain tax-management techniques may be curtailed or eliminated in the future. Before-tax calculations assume that all distributions received (income dividends and short-term and long-term capital gains) are reinvested in new shares. When calculating the taxes due, we used the highest individual federal income tax rates at the time of distribution. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. The impact of state and local income taxes was not considered.

Portfolio Manager's Report - Liberty Tax-Managed Aggressive Growth Fund


Top 10 holdings as of 10/31/00

Mercury Interactive                3.1%
Enzon                              2.7%
Fiserv                             2.5%
Starbucks                          2.5%
Concord EFS                        2.5%
Intuit                             2.5%
MGIC Inv                           2.5%
Powertel                           2.4%
Flextronics                        2.4%
PE Corp-Celera Genomics            2.4%

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

Liberty Tax-Managed Aggressive Growth Fund
Co-managed by William Garrison and Steve Hayward, this Fund invests primarily in stocks of small- and medium-capitalization companies in seeking long-term capital growth while reducing shareholder exposure to taxes.

A Strong Start
This report looks at Liberty Tax-Managed Aggressive Growth Fund's first three months of performance. Since its launch on August 1, 2000, the Fund was up 6.64% (Class A shares, unadjusted for sales charge), surpassing the 6.03% return of its benchmark, the S&P MidCap 400 Index for the same period. As of October 31, 2000, the Fund held 51 stocks and its assets under management had grown from $2 million at launch to approximately $25 million. We thank you for your investment in the Fund during this inaugural phase and we look forward to a rewarding partnership.

The Fund also got off on the right foot from a tax standpoint. Over the three months, our trading activity did not result in any net taxable gains that would trigger taxable distributions to shareholders.

While the Fund performed well, this was not the calmest period in the market to set sail. As our monthly performance numbers illustrate, the markets offered a fair amount of volatility. In August, the Fund gained 16.5%. In September, we saw a 0.5% positive return, and in October the Fund declined 8.9%. These dramatic shifts track with what we saw happening in the equity markets, as technology stocks were again quite volatile.

Your Fund's focus
We did come out of the gates with a large emphasis on technology. While we knew there was some risk from a seasonal perspective because, historically, July and August are quiet months for techs, we anticipated a more significant resumption of growth in September. Instead, we experienced volatility once again in this arena as tech company growth forecasts for 2001 showed caution. We feel the sector does offer tremendous opportunity and we are striving to position the Fund in holdings we believe are poised for long-term success. Despite the undertow, the Fund stayed afloat thanks in part to names like Marvell Technologies. Marvell is a next gener ation semiconductor company. We bought the stock from the launch through August 28 at an average price per share of $54. Then, during a twelve trading day period between August 29 and September 14, the stock rose by more than 70%. We elected to take our money off the table, and pocketed nearly $96 per share on the way out.

We are also emphasizing health care in the portfolio through investments largely in the biotechnology area. Recent advancements in drug and genetic research are increasing the amount of new product making its way from the lab to the market. As the industry moves to center stage, Fund holdings such as Cor Therapeutics, Enzon and Vertex Pharma ceu ticals should stand to benefit. These companies are already off to a good start. Our dollar investments in these holdings were up between 9% and 15% by the end of the three-month time period. (These holdings represent 1.8%, 2.7% and 2.2% of net assets, respectively.)

We also built in exposure to financials. This sector has taken some knocks in this rising interest rate environment, but we feel it looks good from a risk/reward standpoint based on current valuations. One of our favorite financial names is MGIC Investments Corp. (2.5% of net assets), a leading provider of private mortgage insurance to the home mortgage lending industry.

Rounding it out, we have a reasonable weighting in energy. We are optimistic about the near-term prospects for this sector, particularly in North America where natural gas prices remain high in an environment of limited supply growth and steady growth in demand. Our investments in this area have more or less moved sideways during the past three months, but we continue to be excited about the prospects going forward. UTI Energy (2.1% of net assets) is one of the largest providers of North American contract drilling services used primarily for land-based natural gas exploration and development. The company should do well with continued strength in the natural gas market.

Managing the tax effect
While we will manage the Fund to minimize the tax consequences to shareholders, our first priority is seeking strong total returns. As one of our Stein Roe colleagues put it, "you can't have good after-tax returns without having strong pre-tax returns." This means we attempt to take gains - as we did with Marvell Tech nologies - if we think the fundamentals merit selling the stock. This could lead to some modest net gains over the course of time. Given the inherent volatility and changing dynamics of small- to mid-cap investments, it is to be expected.

But as mentioned, over the three months we were able to harvest losses to offset gains. For example, we owned Radio One, but as fundamentals in the radio industry deteriorated over the period, we felt the stock was vulnerable so we sold it at a loss. The radio industry continued to go down. Near the end of October, however, we decided the sector had bottomed out and made the decision to reenter through the purchase of Cox Radio. This illustrates one strategy we use to manage the tax impact on the Fund. If we think an industry looks inviting but we have an opportunity to take a near-term loss and substitute another name, we'll do it to enhance our tax efficiency and maintain our exposure to the industry. (Cox Radio was 1.4% of net assets.)

However, all laggards will not necessarily be sent packing. One of our weakest performers over the three months, Critical Path (2.1% of net assets), is an industry leader in providing e-mail software and outsourcing services. The stock has a high valuation and the position is currently underwater but we believe the outsourcing trend will continue to grow at a rapid rate. In addition, our research indicates e-mail systems are going to get more complicated in the years ahead as corporations demand higher reliability rates. Against this backdrop, Critical Path represents a stock that hasn't worked out to date but is one with long-term prospects that we believe warrant holding on.

Outlook for smaller company stocks
Over the last three months, the markets worked stocks down from the high valuations that existed earlier in the year in all areas, including the small- and mid-cap segment. We believe the investment world will be much more discriminating going forward. True industry leaders are more likely to succeed - from a share price standpoint - replacing the environment we have had in which the rising tide lifted all boats. We are likely to see some big winners emerge but we anticipate we will also see a slowdown in IPO activity as investors become more careful about the companies they are willing to finance in the public equity markets. With a small and growing asset base, we have the flexibility to manage and take advantage of whatever volatility we might see and to pursue tax efficiency. We are optimistic as we move into 2001. We will continue to strive to fill the portfolio with exciting, dynamic companies with the potential for providing happy returns.



/s/ William garrison
/s/ Steve Hayward

WILLIAM GARRISON and STEVE HAYWARD are portfolio managers at Stein Roe & Farnham and members of the eight-person investment management team for Liberty Tax-Managed Aggressive Growth Fund.

PIE CHART:

 Sector Breakdowns as of 10/31/00

      Technology: 50%

      Consumer Cyclical: 14%

      Financial: 12%

      Energy: 7%

      Industrial: 6%

      Other: 11%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

 Performance Information - Liberty Tax-Managed Aggressive Growth Fund

Cumulative Total Returns as of 10/31/00

Share Class                     A                            B                           C                     Z
Inception Date               8/1/2000                     8/1/2000                    8/1/2000              8/1/2000
--------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
--------------------------------------------------------------------------------------------------------------------------
 Life of Fund           6.64%         0.49%         6.47%          1.47%         6.47%         5.47%          6.73%
--------------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns as of 9/30/00


 Share Class                     A                            B                           C                     Z
--------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
--------------------------------------------------------------------------------------------------------------------------
 Life of Fund          17.08%        10.33%        17.00%         12.00%        17.00%        16.00%         17.08%
--------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for Class B Shares and 1% for the life of the Fund for Class C Shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Portfolio Manager's Report - Liberty Tax-Managed Growth Funds

Liberty Tax-Managed Growth Fund
Top 10 holdings as of 10/31/00

General Electric                   4.2%
Cisco Systems                      3.9%
EMC                                3.7%
Associates First Capital           3.5%
Fannie Mae                         3.5%
IMS Health                         3.4%
Time Warner                        3.4%
Sun Microsystems                   3.3%
Eli Lilly & Co.                    3.0%
Guidant                            2.9%

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

Liberty Tax-Managed Growth Fund II
Top 10 holdings as of 10/31/00

Univision Communications Class A   4.4%
Cisco Systems                      4.1%
General Electric                   3.9%
Time Warner                        3.4%
Fannie Mae                         3.2%
IMS Health                         3.2%
Sun Microsystems                   3.1%
EMC                                3.1%
Alza                               2.8%
Tellabs                            2.8%

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

Managed by a team of investment professionals, each Fund invests primarily in large- and mid-cap stocks in seeking long-term capital growth while reducing shareholder exposure to taxes.

No taxable distributions
In keeping with our goal to reduce shareholder tax exposure to enhance after-tax returns, we are pleased to report, once again, that neither Fund paid out any taxable distributions to shareholders during the fiscal year.

LIBERTY TAX-MANAGED GROWTH FUND ended the annual period up 6.92% (Class A shares, unadjusted for sales charges), slightly ahead of the 6.08% return of the S&P 500. This compared with a 8.70% return for the Morningstar Large Cap Blend category average.

LIBERTY TAX-MANAGED GROWTH FUND II came to the market at a very inopportune time. The Fund was launched on March 7, 2000 and, at inception, was weighted relatively heavily in technology and telecommunication stocks. These two sectors declined dramatically, along with the NASDAQ market, from their mid-March peaks. As a result, the Fund is down 3.75% since inception (Class A shares, unadjusted for sales charge) which trailed the positive 6.18% return of the S&P 500 for the same period.

So far in 2000, the investment environment has proven to be more challenging and less satisfying for investors. The markets have declined from their peaks reached last spring as higher interest rates, a slowing global economy, rising energy costs and a weak euro slowed corporate profit growth beyond expectations. These factors, in turn, have caused investors to reevaluate what they are willing to pay for stocks. Because of this, we have seen a broadening of investor interest beyond the former, narrow focus on the larger-cap growth leaders to include mid-caps and smaller growth names. While the transition process has affected the Funds' performance, we believe this is a healthy development, as valuations among the growth leaders are again becoming more attractive.

Health care and financial stocks drive returns
Our strongest performance year-to-date has come from health care and financial stocks. Within the health care sector, we have focused on the faster-growing pharmaceutical companies with attractive new product pipelines, and leading medical device suppliers. The stocks have benefited from good industry fundamentals, as an aging U.S. population spends more on health care. Thanks to their defensive qualities, health care names also received increased interest as the economy slowed and as investors looked for a safe haven from volatile technology and telecommuni cation stocks.

Within the sector, we had an overweight position relative to the S&P 500 in both Funds, and good stock selection within the group was also a positive contributor. Strong individual health care stocks included medical device manufacturers Medtronic and Guidant Corp. (2.0% and 2.9% of net assets in Liberty Tax-Managed Growth and 1.0% and 2.5%, respectively, of Growth II) as well as traditional drug companies such as Pfizer and Eli Lilly (2.4% and 3.0% of net assets in Growth and 2.5% and 2.7% of Growth II).

Select financial stocks have also been good market performers, reflecting investor expectations of a peak in interest rates as the Federal Reserve Board shifted from a negative to a neutral bias. American International Group (AIG) and Citigroup were among the Funds' top performers (1.9% and 1.9% of net assets, respectively, in Growth and 2.2% and 1.0% of Growth II). AIG has been strong since mid-March on anticipation of improved pricing for property and casualty insurance coverages, while Citigroup has surpassed earnings expectations each quarter of the year. Released from fears about adverse legislation, Federal National Mortgage (Fannie Mae) positions (3.5% of net assets in Growth and 3.2% in Growth II) were also strong.

Technology, telecommunication
and consumer stocks declined
Investors rotated out of the technology and telecommunication sectors with a vengeance beginning mid-March following very strong market performance in previous years for these sectors. This switch in sentiment was brought on by extended valuations, rising interest rates, and, in many cases, slowing growth rates relative to unrealistic growth expectations. While we had a number of winners such as EMC, Network Appliance and Sun Micro sys tems - all three were outstanding performers for the Funds over the 12 months - these companies did not completely offset disappointing performance in our other technology names.

Those that were particularly poor performers for us included Tellabs, Motorola, Microsoft, Novell, Yahoo! and Internet Capital Group (ICGE). We did harvest some losses for the Funds with the elimination of ICGE, Yahoo! and Novell and partial sales of others. (In Growth, EMC was 3.7% of net assets, Network Appliance 2.5%, Sun Microsystems 3.3%, Tellabs 2.4%, Motorola 1.3%, and Microsoft 1.5%. In Growth II, EMC was 3.1% of net assets, Network Appliance 2.7%, Sun Microsystems 3.1%, Tellabs 2.8%, Motorola 0.5%, and Microsoft 0.4%.)

The telecommunication stocks also experienced a sharp sell-off. A number of market factors gave investors the jitters. Some of the market's former leaders stumbled and investors became concerned about the risks, including increasing competition, capital costs and availability, and management execution. Among the Funds' holdings, MCI WorldCom and Sprint Corp. were both hit hard and were subsequently sold. We did maintain our positions in other telecom stocks such as XO Communications, McLeodUSA and Level 3 Communications because we feel that the growth prospects, while less than we may have originally anticipated, still remain attractive. (2.2%, 1.8% and 0.9%, respectively of net assets in Growth and 2.1%, 1.7% and 1.2% in Growth II.)

The Funds' consumer-related stocks, which include the consumer staples, retailing and media holdings, also underperformed for much of the year due to decelerating consumer spending and, in some cases, the weak euro. Nevertheless, we maintained many of our holdings because we believed that interest rates and energy prices had peaked. This should lead to a soft landing for the domestic economy and an eventual rebound in many of our leading media and retailing companies.

Volatility creates opportunity
We have been proactive in repositioning the Funds to better reflect the current economic and stock market environment, while at the same time being mindful of the need to maintain a high level of tax efficiency. Our core portfolio team carefully reviewed underperforming stocks, selling names in which we had lost conviction and retaining stocks that continued to have sound, long-term prospects. Taking advantage of the market's volatility, we added new names to freshen the portfolio and, when appropriate, we realized tax losses to offset future realized capital gains. For example, while we remain positive longer term toward the technology sector, subsequent to our mid-year shareholders report we further reduced our exposure there to an underweighting relative to the S&P 500.


In the telecommunications area, we believe that growth prospects for selected companies remain very attractive. We have been proactive here, too, and through selective buys and sells, have upgraded the growth profile of our remaining telecommunication holdings with the purchase of Sprint PCS, a leading wireless company, while also realizing tax losses in other holdings. (Sprint PCS comprised 1.9% of net assets in Growth and 2.1% in Growth II.)

In the health care area, we maintained our overweighting relative to the S&P 500 while upgrading our growth profile by selling Schering-Plough and Bristol-Myers Squibb and substituting in two new names, Alza and Amgen (2.0% and 1.4% of net assets, respectively, in Growth and 2.8% and 1.6%, respectively, in Growth II). We believe each of these companies has stronger growth potential than the two companies that were sold.

In the financial sector, we ended the period slightly overweight relative to the S&P 500 due, in part, to our decision to add three new names to the Funds subsequent to our mid-year report: Associates First Capital, Lehman Brothers and Firstar. (3.5%, 1.4% and 1.6% of net assets, respectively in Growth and 2.6%, 1.6% and 1.8% in Growth II.)

Looking ahead
In our opinion, the fundamental underpinnings of the current economic expansion remain sound. Inflation still seems well contained, and the next move in interest rates and in energy prices is more likely to be down rather than up. Barring some unforeseen event, this suggests a positive outlook for corporate profits and stocks, but at a more measured pace than we have experienced in recent years.

We feel good about the current positioning of the Funds following the changes that we have made. We think that our blend of approximately 70% core growth stocks and 30% of emerging growth stocks is well suited for whatever environment lies ahead. Our core growth stock holdings tend to have strong management and a sustainable competitive advantage that should enable them to gain share and grow their earnings faster and more consistently than the average company. Our carefully selected emerging growth stocks are comprised of companies that are not yet seasoned, as well as strong or improving non-traditional growth companies that our team of experienced analysts has identified as being particularly timely and attractive in the current environment.

From a tax perspective, our active tax loss harvesting in this past fiscal year has resulted in a net realized loss carryforward in the Funds, which can be utilized to offset future realized capital gains. We are hopeful that this proactive management approach will enable us achieve competitive returns while maintaining tax efficiency.





/s/ William garrison
/s/ Steve Hayward


WILLIAM H. HUGHES and STEVE BERMAN are senior equity analysts at Stein Roe & Farnham and are members of the eight-person investment management team for Liberty Tax-Managed Growth Fund and Liberty Tax-Managed Growth Fund II.

PIE CHARTS:

 Liberty Tax-Managed Growth Fund
 Sector Breakdown as of 10/31/00

      Technology: 27%

      Financial: 18%

      Consumer Non-Cyclical: 17%

      Consumer Cyclical: 15%

      Utilities: 10%

      Other: 13%

 Liberty Tax-Managed Growth Fund II
 Sector Breakdown as of 10/31/00

      Technology: 27%

      Financial: 18%

      Consumer Non-Cyclical: 17%

      Consumer Cyclical: 14%

      Industrial: 10%

      Other: 14%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

 Performance Information - Liberty Tax-Managed Growth Fund

Value of a $10,000 investment
12/30/96 - 10/31/00

Performance of a $10,000 investment in
all share classes 12/31/96-10/31/00

              Without     With
               Sales      Sales
               Charge    Charge
-----------------------------------
Class A       $18,234     $17,186
-----------------------------------
Class B       $17,708     $17,408
-----------------------------------
Class C       $17,708     $17,708
-----------------------------------
Class E       $18,194     $17,285
-----------------------------------
Class F       $17,728     $17,428
-----------------------------------
Class Z       $18,313       N/A
-----------------------------------

LINE CHART:
Class A Shares
                           Without   With    S&P
                           Sales     Sales   500
                           Charge    Charge  Index

12/30/96                   10000     9425   10000
12/30/96-12/31/96           9960     9387.3 10000
01/01/1997 - 01/31/1997    10386.3  9789.08 10624
02/01/1997 - 02/28/1997    10227.4  9639.3  10707.9
03/01/1997 - 03/31/1997    9672.03  9115.89 10268.9
04/01/1997 - 04/30/1997    9959.29  9386.63 10880.9
05/01/1997 - 05/31/1997    10723.2  10106.6 11545.8
06/01/1997 - 06/30/1997    11239    10592.7 12059.5
07/01/1997 - 07/31/1997    12131.3  11433.8 13018.3
08/01/1997 - 08/31/1997    11595.1  10928.4 12289.3
09/01/1997 - 09/30/1997    12348.8  11638.7 12961.5
10/01/1997 - 10/31/1997    11942.5  11255.8 12528.6
11/01/1997 - 11/30/1997    12220.8  11518.1 13108.6
12/01/1997 - 12/31/1997    12389.4  11677   13334.1
01/01/1998 - 01/31/1998    12627.3  11901.2 13480.8
02/01/1998 - 02/28/1998    13499.9  12723.6 14452.7
03/01/1998 - 03/31/1998    14085.8  13275.8 15192.7
04/01/1998 - 04/30/1998    14075.9  13266.5 15347.7
05/01/1998 - 05/31/1998    13728.2  12938.8 15083.7
06/01/1998 - 06/30/1998    14035.7  13228.7 15696.1
07/01/1998 - 07/31/1998    13926.3  13125.5 15529.7
08/01/1998 - 08/31/1998    11674.4  11003.1 13285.7
09/01/1998 - 09/30/1998    12428.5  11713.9 14137.3
10/01/1998 - 10/31/1998    13281.1  12517.5 15285.2
11/01/1998 - 11/30/1998    14204.2  13387.4 16211.5
12/01/1998 - 12/31/1998    15047.9  14182.7 17145.3
01/01/1999 - 01/31/1999    15227    14351.4 17862
02/01/1999 - 02/28/1999    15029    14164.9 17306.5
03/01/1999 - 03/31/1999    15742.9  14837.7 17998.7
04/01/1999 - 04/30/1999    16079.8  15155.2 18695.3
05/01/1999 - 05/31/1999    15732.5  14827.9 18254.1
06/01/1999 - 06/30/1999    17002.1  16024.5 19263.5
07/01/1999 - 07/31/1999    16575.3  15622.3 18664.4
08/01/1999 - 08/31/1999    16456    15509.8 18571.1
09/01/1999 - 09/30/1999    16148.3  15219.7 18062.3
10/01/1999 - 10/31/1999    17051    16070.5 19205.6
11/01/1999 - 11/30/1999    17240.2  16248.9 19595.5
12/01/1999 - 12/31/1999    19274.6  18166.3 20747.7
01/01/2000 - 01/31/2000    18341.7  17287   19706.2
02/01/2000 - 02/29/2000    18510.4  17446.1 19333.7
03/01/2000 - 03/31/2000    19532.2  18409.1 21224.5
04/01/2000 - 04/30/2000    18719.7  17643.3 20585.7
05/01/2000 - 05/31/2000    17826.7  16801.7 20163.7
06/01/2000 - 06/30/2000    18709.2  17633.4 20659.7
07/01/2000 - 07/31/2000    18669.9  17596.3 20337.4
08/01/2000 - 08/31/2000    19900.2  18755.9 21600.4
09/01/2000 - 09/30/2000    18907.2  17820   20459.9
10/01/2000 -10/31/2000     18224.2  17176.3 20373.9


The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index. The index performance is from 12/31/96.


Average Annual Total Returns as of 10/31/00

 Share Class                A                 B                 C                 E                  F            Z
Inception Dates         12/30/96          12/30/96          12/30/96          12/30/96           12/30/96      1/11/99
-----------------------------------------------------------------------------------------------------------------------
                    Without   With    Without   With     Without   With    Without   With    Without   With    Without
                     Sales    Sales    Sales    Sales     Sales    Sales    Sales    Sales    Sales    Sales    Sales
                    Charge   Charge   Charge   Charge    Charge   Charge   Charge   Charge   Charge   Charge   Charge
-----------------------------------------------------------------------------------------------------------------------
 1 Year              6.92%    0.77%    6.12%    1.12%    6.12%    5.12%    6.81%    1.47%     6.18%    1.18%    7.14%
-----------------------------------------------------------------------------------------------------------------------
 Life of Fund       16.95%   15.16%   16.07%   15.55%   16.07%   16.07%   16.89%   15.34%    16.10%   15.58%   17.09%
-----------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 9/30/00

 Share Class                A                 B                 C                 E                  F            Z
-----------------------------------------------------------------------------------------------------------------------
                    Without   With    Without   With     Without   With    Without   With    Without   With    Without
                     Sales    Sales    Sales    Sales     Sales    Sales    Sales    Sales    Sales    Sales    Sales
                    Charge   Charge   Charge   Charge    Charge   Charge   Charge   Charge   Charge   Charge   Charge
------------------------------------------------------------------------------------------------------------------------
 1 Year             17.08%   10.34%   16.11%   11.11%   16.19%   15.19%   17.06%   11.20%    16.42%   11.42%   17.35%
------------------------------------------------------------------------------------------------------------------------
Life of Fund        18.51%   16.66%   17.61%   17.09%   17.61%   17.61%   18.43%   16.82%    17.59%   17.08%   18.64%
------------------------------------------------------------------------------------------------------------------------

Inception for all shares is 12/30/96 except for Class Z shares, which commenced on 1/11/99. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, 5% for Class E shares and the appropriate Class B and Class F contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class Z share performance information includes returns of the Fund's Class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class shares. The Class A share performance was not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and Class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class Z shares would have been higher.

 Performance Information - Liberty Tax-Managed Growth Fund II

Value of a $10,000 investment
3/7/00 - 10/31/00

Performance of a $10,000 investment in
all share classes 3/7/00-10/31/00

              Without     With
               Sales      Sales
               Charge    Charge
------------------------------------
Class A       $9,625      $9,073
------------------------------------
Class B       $9,592      $9,112
------------------------------------
Class C       $9,583      $9,488
------------------------------------
Class Z       $9,650        N/A
------------------------------------


LINE CHART:
Class A Shares

                           Without   With    S&P
                           Sales     Sales   500
                           Charge    Charge  Index

3/6/00                     10000    9425     10000
03/06/00-03/31/00          10450    9849.12  10978
04/01/2000 - 04/30/2000    9858.53  9291.66 10647.6
05/01/2000 - 05/31/2000    9441.51  8898.63 10429.3
06/01/2000 - 06/30/2000    9866.38  9299.07 10685.8
07/01/2000 - 07/31/2000    9883.16  9314.87 10519.1
08/01/2000 - 08/31/2000    10492    9888.67 11172.4
09/01/2000 - 09/30/2000    10016.7  9440.71 10582.5
10/01/2000 - 10/31/2000    9625     9073.06 10538

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index. The Index performance is from 2/29/00.


Cumulative Total Returns as of 10/31/00

 Share Class                     A                            B                           C                     Z
-------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
-------------------------------------------------------------------------------------------------------------------------
 Life of Fund          -3.75%        -9.27%        -4.08%         -8.88%        -4.17%        -5.13%         -3.50%
-------------------------------------------------------------------------------------------------------------------------

Cumulative Total Returns as of 9/30/00

 Share Class                     A                            B                           C                     Z
-------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
-------------------------------------------------------------------------------------------------------------------------
 Life of Fund           0.17%        -5.58%        -0.17%         -5.16%        -0.25%        -1.25%          0.33%
-------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, and the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 3%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the Class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

The inception date of all share classes is 3/7/00.

 Portfolio Manager's Report - Liberty Tax-Managed Value Fund

Top 10 holdings as of 10/31/00

XL Capital Ltd.-Class A            3.2%
Procter & Gamble                   3.2%
Philip Morris                      3.1%
Boeing                             3.0%
Abbott Labs                        2.8%
Sara Lee                           2.7%
Royal Dutch Petro                  2.4%
AON                                2.4%
Anadarko Petroleum                 2.3%
Aetna                              2.2%

Portfolio holding breakdowns are calculated as a percentage of net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these holdings in the future.

Managed by Scott Schermerhorn, this Fund invests primarily in value-priced, large- and mid-capitalization companies to achieve long-term capital growth while reducing shareholder exposure to taxes.

No taxable distributions
In keeping with our emphasis on tax efficiency, we are also pleased to report that we were able to achieve the fiscal year's return without paying taxable distributions to our shareholders. Given the tax-sensitive nature of the Fund, we've used some of the recent market volatility to realize losses where we had them and re-deployed the assets elsewhere.

Value bounces back
Liberty Tax-Managed Value Fund returned 7.24% (Class A shares, unadjusted for sales charge) for the period, surpassing the 6.08% return of the S&P 500 Index, but trailing the 9.68% return of the S&P Barra/Value Index. Launched on June 1, 1999, the Fund entered the market at a rough period for value stocks but we are pleased to report that the tables seem to have turned as value has been gaining steam once again.

Ironically, what has been helping value-style investing this year is exactly what hurt it last year: technology. Up until recently, Funds operating with a true value bias could not own technology because of the sector's lofty valuations. There fore we have not been greatly exposed to techs at a time when they were the sole focus of the market. This year it has been a far different story. Thanks to a mid-March NASDAQ meltdown, techs have moved into the wings, allowing other sectors to take center stage.

As mentioned in our semiannual report, the stocks falling under the value heading today arguably could be the highest quality names we have ever seen. While investors chased technol-ogy stocks, the valuation gap for longtime industry stalwarts fell off dramatically. As an example of this phenomenon, let's look at Procter & Gamble (3.2% of net assets). The company announced an earnings shortfall in the first quarter of this year that caused the stock to drop from $118 to $58 per share. At $58, the stock was a bargain especially when you compared its depressed valuation with its earnings. Based on the value, the market was essentially telling us that this company was inferior to the average company held in the S&P 500 Index. In our opinion, Procter & Gamble is one of the best-run companies in the country, if not the world, so we decided to disregard what we perceive as the warped market values and bought a good amount of the stock. It has paid off.

Your Fund's industry focus
The Fund has a large focus on consumer staples and health care, two market sectors that are known for being stable and non-cyclical. Given the somewhat questionable market outlook, we think these two areas could do well no matter what the market serves up. Procter & Gamble, as mentioned, is one of our larger consumer names in the Fund, and on the health care side we have continued to enjoy success with some of the larger pharmaceutical companies such as Merck and Abbott Laboratories (2.2% and 2.8% of net assets, respectively).

Another area that served us well this fiscal year was aerospace and, more specifically, Boeing. At 3.0% of net assets, Boeing has been a very strong performer for the Fund since we purchased it at the Fund's inception. Following the 1998 global monetary crisis, investors were very concerned about Asia. With developing countries the driving force behind marginal growth of new aircraft purchases, an assumed slowdown in the airplane manufacturing cycle significantly depressed Boeing's share price. Our research told us that it was unlikely that the cycle would go as badly as the stock price implied. Also, the market failed to recognize that a new management focused on financial discipline had taken the controls at the company. The cycle did not end up being as bad as anticipated and the company's focus on profitability and maximizing shareholder value provided another boost. The stock has increased 62% for the Fund.

Financial sector exposure also helped overall returns. We were underweighted in banks, compared to the S&P Barra/Value Index, and overweighted in insurance. Our emphasis on insurance over banks proved to be an effective strategy. Valuations for banks and insurance companies were similar but insurance companies have been making an upward turn after a five-year recession, as industry earnings seem to be on the upswing. Banks appear to be at just the opposite stage. The banking industry hit peak earnings in 1999 and seems to be on its way down at this point. We think it makes sense, when the valuations are similar, to gravitate toward an improving fundamental story vs. a decelerating one.

We used these attractive valuations as an entry point to invest in high quality insurance companies such as Berkshire Hathaway, 1.7% of net assets, which is run by Warren Buffet. Not only do Berkshire's prospects look attractive but their investment portfolio, which owns shares of Coca-Cola, Gillette and Nike, look promising as well. Given the high quality of the Berkshire management team, we view this stock as an ideal investment for the long haul, which plays into our tax-managed strategy.

Another winning area for the Fund was energy where we have been overweight relative to the index. The story here also goes back to the 1998 Asian crisis. Following that debacle, investors went into 1999 assuming that $10 to $11 a barrel for oil was the normal price of energy. But we didn't believe it made sense that a gallon of gas could be purchased for less than a bottle of water. Since then, the Organization of Petroleum Exporting Countries (OPEC) and the oil companies have been working together to keep supply and demand in balance. Looking forward, this sector appears to have some of the strongest positive earnings estimate revisions of any sector. Among our energy holdings, Amerada Hess has been a big winner for the Fund at 2.0% of net assets. The company was perceived as being a somewhat-behind-the-times family business, but when a son took the reins following the death of the longtime CEO, the company appeared to gain power and credibility among investors.

Looking ahead
Our outlook hasn't changed for value stocks. We expect valuations to remain very attractive as we ease our way into what we predict will be a period of slowing economic growth. Considering the way we are positioned with a focus on non-cyclical sectors and companies, the Fund should do well regardless of what lies ahead for the economy.




/s/ Scott Schermerhorn

SCOTT SCHERMERHORN is a portfolio manager at Stein Roe & Farnham and a member of the eight-person investment management team for Liberty Tax-Managed Value Fund.

PIE CHART:

Sector Breakdowns as of 10/31/00

      Consumer Non-Cyclical: 31%

      Energy: 14%

      Financial: 13%

      Consumer Cyclical: 12%

      Technology: 11%

      Other: 19%

Sector breakdowns are calculated as a percentage of total equity investments. Because the Fund is actively managed, there is no guarantee the Fund will maintain these sector breakdowns in the future.

Industry sectors in the following financial statements are based upon the standard industrial classifications (SIC) as published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon the Advisor's defined criteria as used in the investment process.

 Performance Information - Liberty Tax-Managed Value Fund


Value of a $10,000 investment
6/1/99 - 10/31/00

Performance of a $10,000 investment in
all share classes 6/1/99-10/31/00

              Without     With
               Sales      Sales
               Charge    Charge
----------------------------------
Class A        $9,508     $8,962
----------------------------------
Class B        $9,417     $9,040
----------------------------------
Class C        $9,417     $9,417
----------------------------------
Class Z        $9,525       N/A
----------------------------------


LINE CHART:
Class A Shares

                           Without   With    S&P
                           Sales     Sales   500
                           Charge    Charge  Index

6/1/99                     10000    9425     10000
06/01/99-06/30/99 10200    9613.5   10553
07/01/1999 - 07/31/1999    9732.84  9173.2  10224.8
08/01/1999 - 08/31/1999    9358.13  8820.03 10173.7
09/01/1999 - 09/30/1999    8641.29  8144.42 9894.92
10/01/1999 - 10/31/1999    8865.97  8356.17 10521.3
11/01/1999 - 11/30/1999    8799.47  8293.5  10734.8
12/01/1999 - 12/31/1999    8749.32  8246.23 11366.1
01/01/2000 - 01/31/2000    8357.35  7876.8  10795.5
02/01/2000 - 02/29/2000    7740.57  7295.49 10591.4
03/01/2000 - 03/31/2000    8623.77  8127.91 11627.3
04/01/2000 - 04/30/2000    8773.83  8269.33 11277.3
05/01/2000 - 05/31/2000    9215.15  8685.28 11046.1
06/01/2000 - 06/30/2000    8723.98  8222.35 11317.9
07/01/2000 - 07/31/2000    8607.08  8112.17 11141.3
08/01/2000 - 08/31/2000    9089.94  8567.27 11833.2
09/01/2000 - 09/30/2000    9123.57  8598.97 11208.4
10/01/2000 - 10/31/2000    9508     8962    11161.3

The Standard & Poor's 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization U.S. stocks. Unlike mutual funds, an index does not incur fees or charges. It is not possible to invest in an index.

Average Annual Total Returns as of 10/31/00
 Share Class                     A                            B                           C                     Z
--------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
--------------------------------------------------------------------------------------------------------------------------
 1 Year                 7.24%         1.07%         6.50%          1.50%         6.50%         5.50%          7.32%
--------------------------------------------------------------------------------------------------------------------------
 Life of Fund          -3.50%        -7.45%        -4.15%         -6.88%        -4.15%        -4.15%         -3.38%
--------------------------------------------------------------------------------------------------------------------------

Average Annual Total Returns as of 9/30/00

 Share Class                     A                            B                           C                     Z
--------------------------------------------------------------------------------------------------------------------------
                       Without        With         Without         With         Without        With          Without
                        Sales         Sales         Sales          Sales         Sales         Sales          Sales
                       Charge        Charge        Charge         Charge        Charge        Charge         Charge
--------------------------------------------------------------------------------------------------------------------------
 1 Year                 5.59%         -0.48%        4.83%          -0.17%        4.83%         3.83%          5.69%
--------------------------------------------------------------------------------------------------------------------------
 Life of Fund          -6.65%        -10.71%       -7.29%         -10.09%       -7.29%        -7.29%         -6.58%
--------------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. The inception date for all classes is 6/1/99. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for Class B Shares and 1% for the life of the Fund for Class C Shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class Z share performance information includes returns of the Fund's Class A shares (as its expense structure more closely resembles that of the newer class) for periods prior to the inception of the newer class shares. These Class A shares were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and Class Z shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class Z shares would have been higher.

Investment Portfolio LTMAGF


October 31, 2000
(In thousands)
COMMON STOCKS -- 92.2%                    SHARES   VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 10.1%
DEPOSITORY INSTITUTIONS -- 3.7%
Cullen/Frost Bankers, Inc.                   15  $  500
Silicon Valley Bancshares (a)                 9     416
                                                 -------
                                                    916
                                                 -------
INSURANCE CARRIERS -- 2.5%
MGIC Investment Corp.                         9     613
                                                 -------
NONDEPOSITORY CREDIT INSTITUTIONS-- 1.9%
Metris Companies, Inc.                       15     486
                                                 -------
SECURITY BROKERS & DEALERS -- 2.0%
Raymond James Financial, Inc.                15     507
                                                 -------
-------------------------------------------------------------------------------
MANUFACTURING -- 21.1%
CHEMICALS & ALLIED PRODUCTS -- 6.4%
Enzon, Inc. (a)                              10     677
Sangamo BioSciences, Inc. (a)                14     365
Vertex Pharmaceuticals, Inc. (a)              6     558
                                                 -------
                                                  1,600
                                                 -------
COMMUNICATIONS EQUIPMENT -- 1.4%
Cox Radio, Inc. Class A (a)                  15     341
                                                 -------
ELECTRONIC & ELECTRICAL EQUIPMENT-- 4.9%
Flextronics International Ltd. (a)           16     608
Intuit, Inc. (a)                             10     614
                                                 -------
                                                  1,222
                                                 -------
ELECTRONIC COMPONENTS -- 4.0%
MRV Communications, Inc. (a)                 13     513
Micrel, Inc. (a)                             11     498
                                                 -------
                                                  1,011
                                                 -------
MACHINERY & COMPUTER EQUIPMENT-- 1.5%
Cooper Cameron Corp.(a)                       7     382
                                                 -------
MEASURING & ANALYZING INSTRUMENTS-- 2.9%
Commtouch Software Ltd. (a)                   9     108
PE Corp-Celera Genomics Group (a)             9     608
                                                 -------
                                                    716
                                                 -------
-------------------------------------------------------------------------------
MINING & ENERGY -- 3.9%
OIL & GAS EXTRACTION -- 1.8%
Pogo Producing Co.                           18     450
                                                 -------
OIL & GAS FIELD SERVICES -- 2.1%
UTI Energy Corp.(a)                          26     522
                                                 -------
-------------------------------------------------------------------------------
RETAIL-TRADE -- 8.4%
FOOD STORES -- 2.5%
Starbucks Corp. (a)                          14     626
                                                 -------
GENERAL MERCHANDISE STORES -- 2.3%
COR Therapeutics, Inc.(a)                     8     452
Cosine Communications, Inc. (a)               4     116
                                                 -------
                                                    568
                                                 -------
MISCELLANEOUS RETAIL -- 3.6%
Bed Bath & Beyond, Inc. (a)                  15     387
Tiffany & Co.                                12     512
                                                 -------
                                                    899
                                                 -------


                                           SHARES   VALUE
------------------------------------------------------------
SERVICES -- 29.9%
BUSINESS SERVICES -- 12.7%
Actuate Corp. (a)                            12  $  338
Art Technology Group, Inc. (a)                6     377
Concord EFS, Inc. (a)                        15     620
Korn/Ferry International (a)                 14     490
Mercury Interactive Corp. (a)                 7     777
MatrixOne, Inc.                              19     564
                                                 -------
                                                  3,166
                                                 -------
COMPUTER RELATED SERVICES -- 8.0%
Agile Software Corp. (a)                      5     339
Critical Path, Inc. (a)                      11     534
Fiserv, Inc. (a)                             12     629
Interwoven, Inc. (a)                          5     504
                                                 -------
                                                  2,006
                                                 -------
COMPUTER SOFTWARE -- 5.1%
Inrange Technologies Corp. (a)                2      81
Precise Software Solutions Ltd. (a)          10     229
Rational Software Corp. (a)                   9     507
USA Networks, Inc. (a)                       22     445
                                                 -------
                                                  1,262
                                                 -------
HEALTH SERVICES -- 1.8%
Celgene Corp. (a)                             7     451
                                                 -------
HOTELS, CAMPS & LODGING -- 2.3%
Four Seasons Hotels, Inc.                     8     584
                                                 -------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS AND SANITARY SERVICES -- 16.8%
AIR TRANSPORTATION -- 2.7%
ACT Manufacturing, Inc. (a)                   4     132
SIPEX Corp. (a)                              14     551
                                                 -------
                                                    683
                                                 -------
COMMUNICATION SERVICES -- 1.9%
Western Wireless Corp. Class A (a)           10     475
                                                 -------

COMMUNICATIONS -- 5.6%
Certicom Corp. (a)                           10     332
Crown Castle International Corp. (a)         17     515
Research in Motion Ltd. (a)                   6     550
                                                 -------
                                                  1,397
                                                 -------
ELECTRIC SERVICES -- 1.1%
Valence Technology, Inc. (a)                 20     279
                                                 -------
TELECOMMUNICATIONS -- 5.5%
Allegiance Telecom, Inc.                      4     135
Newport Corp.                                 2     274
Power-One, Inc. (a)                           5     355
Powertel, Inc. (a)                            7     610
                                                 -------
                                                  1,374
                                                 -------
-------------------------------------------------------------------------------
WHOLESALE-TRADE -- 2.0%
NONDURABLE GOODS
Suiza Foods Corp.(a)                         11     509
                                                 -------
Total Common Stocks (cost of $23,380)            23,045
                                                 -------

See notes to financial statements.

October 31, 2000
(In thousands)

SHORT TERM OBLIGATIONS -- 9.4%               PAR   VALUE
-------------------------------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/00, due
11/01/00 at 6.570% collateralized
by U.S. Treasury notes with various
maturities to 2024, market value
$2,378 (repurchase proceeds $2,353)      $2,353  $ 2,353
                                                 -------
OTHER ASSETS &
LIABILITIES, NET-- (1.6%)                          (396)
-------------------------------------------------------------------------------
NET ASSETS-- 100%                                $25,002
                                                 =======

(a) Non-income producing
(b) Cost for federal income purposes is the $23,396.


See notes to financial statements.

Investment Portfolio LTMGF

October 31, 2000
(In thousands)
COMMON STOCKS -- 96.8%                   SHARES    VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 17.1%
DEPOSITORY INSTITUTIONS -- 4.8%
Firstar Corp.                              640 $ 12,600
J.P. Morgan & Co., Inc.                     79   13,037
Wells Fargo & Co.                          270   12,490
                                                 -------
                                                 38,127
                                                 -------
INSURANCE CARRIERS -- 3.9%
American International Group, Inc.         159   15,536
Citigroup, Inc.                            292   15,384
                                                 -------
                                                 30,920
                                                 -------
NONDEPOSITORY CREDIT INSTITUTIONS-- 7.0%
Associates First Capital Corp.             763   28,327
Fannie Mae                                 364   28,020
                                                 -------
                                                 56,347
                                                 -------
SECURITY BROKERS & DEALERS -- 1.4%
Lehman Brothers Holdings, Inc.             176   11,352
                                                 -------
--------------------------------------------------------

MANUFACTURING -- 45.0%
CHEMICALS & ALLIED PRODUCTS -- 9.0%
Alza Corp. (a)                             194   15,738
Amgen, Inc. (a)                            190   11,008
Eli Lilly & Co.                            265   23,684
Pfizer, Inc.                               454   19,597
Transkaryotic Therapies, Inc. (a)           45    1,676
                                                 -------
                                                 71,703
                                                 -------
COMMUNICATIONS EQUIPMENT -- 4.9%
JDS Uniphase Corp. (a)                     121    9,847
Motorola, Inc.                             427   10,641
Tellabs, Inc. (a)                          379   18,926
                                                 -------
                                                 39,414
                                                 -------
ELECTRICAL INDUSTRIAL EQUIPMENT-- 4.2%
General Electric Co.                       609   33,403
                                                 -------
ELECTRONIC COMPONENTS -- 4.4%
Intel Corp.                                433   19,485
Xilinx, Inc. (a)                           222   16,081
                                                 -------
                                                 35,566
                                                 -------
MACHINERY & COMPUTER EQUIPMENT-- 11.5%
Applied Materials, Inc. (a)                284   15,087
Cisco Systems, Inc. (a)                    579   31,177
Dover Corp.                                393   16,691
EMC Corp. (a)                              330   29,391
                                                 -------
                                                 92,346
                                                 -------
MEASURING & ANALYZING INSTRUMENTS-- 4.8%
Guidant Corp.                              432   22,869
Medtronic, Inc.                            288   15,664
                                                 -------
                                                 38,533
                                                 -------
MISCELLANEOUS MANUFACTURING -- 2.1%
Tyco International Ltd.                    298   16,893
                                                 -------
PETROLEUM REFINING -- 4.1%
BPAmoco PLC ADR                            293   14,940
Tosco Corp.                                635   18,177
                                                 -------
                                                 33,117
                                                 -------


                                        SHARES    VALUE
-------------------------------------------------------------------------------
RETAIL TRADE -- 5.2%
BUILDING, HARDWARE & GARDEN SUPPLIES -- 1.4%
Home Depot, Inc.                           266 $ 11,442
                                                 -------
GENERAL MERCHANDISE STORES -- 3.8%
Dollar General Corp.                     1,097   17,010
Wal-Mart Stores, Inc.                      298   13,513
                                                 -------
                                                 30,523
                                                 -------
-------------------------------------------------------------------------------
SERVICES -- 16.0%
BUSINESS SERVICES -- 5.3%
Omnicom Group, Inc.                        176   16,273
Sun Microsystems, Inc. (a)                 236   26,211
                                                 -------
                                                 42,484
                                                 -------
COMPUTER RELATED SERVICES -- 5.8%
IMS Health, Inc.                         1,140   26,937
Network Appliance, Inc. (a)                165   19,635
                                                 -------
                                                 46,572
                                                 -------
COMPUTER SOFTWARE -- 1.5%
Microsoft Corp. (a)                        170   11,723
                                                 -------
MOTION PICTURES -- 3.4%
Time Warner, Inc.                          354   26,857
                                                 -------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES -- 13.5%
BROADCASTING -- 1.7%
Clear Channel Communications, Inc. (a)     221   13,276
                                                 -------
COMMUNICATION SERVICES -- 1.9%
Sprint Corp. (PCS Group) (a)               400   15,250
                                                 -------
COMMUNICATIONS -- 4.1%
McLeodUSA, Inc. Class A (a)                737   14,178
Viacom, Inc. Class B (a)                   324   18,420
                                                 -------
                                                 32,598
                                                 -------
ELECTRIC SERVICES -- 2.7%
AES Corp. (a)                              382   21,560
                                                 -------
TELCOMMUNICATIONS -- 2.2%
XO Communications, Inc. Class A (a)        517   17,441
                                                 -------
TELEGRAPH & OTHER MESSAGE SERVICES-- 0.9%
Level 3 Communications, Inc. (a)           149    7,105
                                                 -------
Total Common Stocks (cost of $632,824)(b)       774,552

SHORT-TERM OBLIGATIONS -- 3.5%              PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/00 due
11/01/00 at 6.570% collateralized by
by U.S. Treasury notes with various
maturities to 2024, market value
$28,254 (repurchase proceeds $27,967)  $27,962   27,962
                                                 -------
OTHER ASSETS & LIABILITIES, NET-- (0.3)%         (2,224)
-------------------------------------------------------------------------------
NET ASSETS-- 100.0%                            $800,290
                                               ========
NOTES TO INVESTMENT PORTFOLIO
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.
      ACRONYM             NAME
        ADR         American Depositary Receipt


See notes to financial statements.

Investment Portfolio LTMGF II

October 31, 2000
(In thousands)
COMMON STOCKS -- 94.7%                    SHARES   VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 17.5%
DEPOSITORY INSTITUTIONS -- 6.0%
Firstar Corp.                                61 $ 1,195
J.P. Morgan & Co., Inc.                       7   1,134
Wells Fargo & Co.                            38   1,745
                                                 -------
                                                  4,074
                                                 -------
INSURANCE CARRIERS -- 3.2%
American International Group, Inc.           16   1,527
Citigroup, Inc.                              13     681
                                                 -------
                                                  2,208
                                                 -------
INVESTMENT COMPANIES -- 0.9%
Standard and Poor's Depositary Receipts       4     587
                                                 -------
NONDEPOSITORY CREDIT INSTITUTIONS-- 5.8%
Associates First Capital Corp.               48   1,766
Fannie Mae                                   29   2,201
                                                 -------
                                                  3,967
                                                 -------
SECURITY BROKERS & DEALERS -- 1.6%
Lehman Brothers Holdings, Inc.               17   1,084
                                                 -------
-------------------------------------------------------------------------------
MANUFACTURING -- 45.2%
CHEMICALS & ALLIED PRODUCTS -- 9.8%
Alza Corp. (a)                               23   1,890
Amgen, Inc.                                  19   1,120
Eli Lilly & Co.                              20   1,823
Pfizer, Inc.                                 40   1,735
Transkaryotic Therapies, Inc. (a)             4     146
                                                 -------
                                                  6,714
                                                 -------
COMMUNICATIONS EQUIPMENT -- 5.0%
JDS Uniphase Corp. (a)                       15   1,193
Motorola, Inc.                               13     324
Tellabs, Inc. (a)                            38   1,888
                                                 -------
                                                  3,405
                                                 -------
ELECTRICAL INDUSTRIAL EQUIPMENT-- 3.9%
General Electric Co.                         48   2,650
                                                 -------
ELECTRONIC COMPONENTS -- 4.4%
Intel Corp.                                  33   1,481
Xilinx, Inc. (a)                             21   1,502
                                                 -------
                                                  2,983
                                                 -------
MACHINERY & COMPUTER EQUIPMENT-- 12.2%
Applied Materials, Inc. (a)                  30   1,616
Cisco Systems, Inc. (a)                      51   2,774
Dover Corp.                                  43   1,804
EMC Corp. (a)                                24   2,097
                                                 -------
                                                  8,291
                                                 -------
MEASURING & ANALYZING INSTRUMENTS-- 3.5%
Guidant Corp.                                32   1,697
Medtronic, Inc.                              13     692
                                                 -------
                                                  2,389
                                                 -------
MISCELLANEOUS MANUFACTURING -- 2.4%
Tyco International Ltd.                      29   1,662
                                                 -------


                                         SHARES   VALUE
-------------------------------------------------------------------------------
PETROLEUM REFINING -- 4.0%
The British Petroleum Co. PLC ADR            22 $ 1,112
Tosco Corp.                                  56   1,598
                                                 -------
                                                  2,710
                                                 -------
-------------------------------------------------------------------------------
RETAIL-TRADE -- 5.4%
BUILDING, HARDWARE & GARDEN SUPPLIES-- 1.6%
Home Depot, Inc.                             25   1,062
                                                 -------
GENERAL MERCHANDISE STORES -- 3.8%
Dollar General Corp.                         75   1,167
Wal-Mart Stores, Inc.                        31   1,405
                                                 -------
                                                  2,572
                                                 -------
-------------------------------------------------------------------------------
SERVICES -- 12.8%
BUSINESS SERVICES -- 3.1%
Sun Microsystems, Inc. (a)                   19   2,103
                                                -------
COMPUTER RELATED SERVICES -- 5.9%
IMS Health, Inc.                             93   2,199
Network Appliance, Inc. (a)                  16   1,847
                                                -------
                                                  4,046
                                                -------
COMPUTER SOFTWARE -- 0.4%
Microsoft Corp. (a)                           4     276
                                                -------
MOTION PICTURES -- 3.4%
Time Warner, Inc.                            30   2,300
                                                -------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES -- 13.8%
BROADCASTING -- 4.4%
Univision Communications, Inc. Class A (a)   78   2,993
                                                -------
COMMUNICATION SERVICES -- 2.1%
Sprint Corp. (PCS Group) (a)                 37   1,418
                                                -------
COMMUNICATIONS -- 1.7%
McLeodUSA, Inc. Class A (a)                  61   1,174
                                                -------
ELECTRIC SERVICES -- 2.3%
AES Corp. (a)                                28   1,554
                                                -------
TELCOMMUNICATIONS -- 2.1%
XO Communications, Inc. Class A              43   1,458
                                                -------
TELEGRAPH & OTHER MESSAGE SERVICES-- 1.2%
Level 3 Communications, Inc. (a)             18     838
                                                -------
Total Common Stocks (cost of $65,503)            64,518
                                                -------
SHORT TERM OBLIGATIONS -- 3.6%             PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC
Warburg Ltd., dated 10/31/00, due
11/01/00 at 6.570% collateralized by
U.S. Treasury notes with various
maturities to 2024, market value
 $2,493 (repurchase proceeds $2,46       $2,467   2,467
                                                -------
OTHER ASSETS & LIABILITIES, NET-- 1.7%            1,184
-------------------------------------------------------------------------------
NET ASSETS-- 100%                               $68,169
                                                =======

(a) Non-income producing
(b) Cost for federal income purposes is $65,530.
      ACRONYM             NAME
        ADR American Depositary Receipt


See notes to financial statements.

Investment Portfolio LTMVF

October 31, 2000
(In thousands)
COMMON STOCKS -- 97.1%                    SHARES   VALUE
-------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE -- 17.5%
DEPOSITORY INSTITUTIONS -- 6.0%
Banc One Corp.                               38 $ 1,398
Firstar Corp.                                23     451
FleetBoston Financial Corp.                  16     604
Washington Mutual, Inc.                      20     858
Wells Fargo & Co.                            24   1,107
                                                -------
                                                  4,418
                                                -------
HOLDING COMPANIES -- 1.7%
Berkshire Hathaway, Inc., Class A (a)       (b)   1,274
                                                -------
INSURANCE CARRIERS -- 7.8%
Aetna Life and Casualty Co.                  28   1,630
Aon Corp.                                    42   1,748
XL Capital Ltd. Class A                      30   2,337
                                                -------
                                                  5,715
                                                -------
NONDEPOSITORY CREDIT INSTITUTIONS-- 2.0%
Freddie Mac                                  24   1,434
                                                -------
-------------------------------------------------------------------------------
MANUFACTURING -- 55.5%
CHEMICALS & ALLIED PRODUCTS-- 12.8%
Abbott Laboratories                          39   2,044
Merck & Co., Inc.                            18   1,601
Praxair, Inc.                                20     737
Procter & Gamble Co.                         32   2,315
Schering-Plough Corp.                        30   1,551
Sherwin-Williams Co.                         54   1,167
                                                -------
                                                  9,415
                                                -------
ELECTRICAL INDUSTRIAL EQUIPMENT-- 2.0%
Emerson Electric Co.                         20   1,447
                                                -------
FOOD & KINDRED PRODUCTS -- 13.2%
Archer Daniels Midland Co.                  143   1,571
General Mills, Inc.                          35   1,453
Nabisco Holdings Corp.                       20   1,097
PepsiCo, Inc.                                28   1,361
Philip Morris Companies, Inc.                62   2,252
Sara Lee Corp.                               92   1,975
                                                -------
                                                  9,709
                                                -------
LAB ANALYTICAL & MEASURING INSTRUMENTS-- 1.1%
Boston Scientific Corp., (a)                 52     826
                                                -------
MACHINERY & COMPUTER EQUIPMENT-- 1.9%
Compaq Computer Corp.                        22     675
Deere & Co.                                  19     710
                                                -------
                                                  1,385
                                                -------
MEASURING & ANALYZING INSTRUMENTS-- 2.7%
Eastman Kodak Co.                            27   1,216
Raytheon Co. Class B                         22     736
                                                -------
                                                  1,952
                                                -------
MISCELLANEOUS MANUFACTURING -- 1.3%
Mattel, Inc.                                 72     932
                                                -------
PAPER PRODUCTS -- 1.5%
Kimberly Clark Corp.                         17   1,102
                                                -------

See notes to financial statements.


                                         SHARES   VALUE
-------------------------------------------------------------------------------
PETROLEUM REFINING -- 10.5%
Amerada Hess Corp.                           23 $ 1,439
Chevron Corp.                                 8     682
Phillips Petroleum Co.                       26   1,601
Royal Dutch Petroleum Co.                    30   1,775
Texaco, Inc.                                 13     748
USX-Marathon Group                           54   1,457
                                                -------
                                                  7,702
                                                -------
RUBBER & PLASTIC -- 3.2%
Goodyear Tire & Rubber Co.                   61   1,123
Nike, Inc., Class B                          31   1,222
                                                -------
                                                  2,345
                                                -------
STONE, CLAY, GLASS & CONCRETE-- 1.4%
Minnesota Mining & Manufacturing Co.         11   1,015
                                                -------
TRANSPORTATION EQUIPMENT -- 3.9%
Boeing Co.                                   33   2,238
Delphi Automotive Systems Corp.              40     632
                                                -------
                                                  2,870
                                                -------
-------------------------------------------------------------------------------
MINING & ENERGY -- 3.9%
CRUDE PETROLEUM & NATURAL GAS-- 2.2%
Anadarko Petroleum Corp.                     26   1,659
                                                -------
OIL & GAS FIELD SERVICES -- 1.7%
Diamond Offshore Drilling, Inc.              35   1,217
                                                -------
-------------------------------------------------------------------------------
RETAIL TRADE -- 2.9%
GENERAL MERCHANDISE STORES -- 1.0%
J.C. Penney Co., Inc.                        68     794
                                                -------
RESTAURANTS -- 1.9%
McDonald's Corp.                             44   1,373
                                                -------
-------------------------------------------------------------------------------
SERVICES -- 6.5%
COMPUTER RELATED SERVICES -- 3.5%
Electronic Data Systems Corp.                29   1,366
First Data Corp.                             23   1,173
                                                -------
                                                  2,539
                                                -------
COMPUTER SOFTWARE -- 1.4%
Computer Associates International, Inc.      32   1,030
                                                -------
MOTION PICTURES -- 1.6%
The Walt Disney Co.                          35   1,236
                                                -------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES -- 10.8%
COMMUNICATION SERVICES -- 0.7%
Sprint Corp.                                 22     561
                                                -------
ELECTRIC SERVICES -- 3.0%
Exelon Corp.                                 13     763
PG&E Corp.                                   19     512
Southern Co.                                 30     893
                                                -------
                                                  2,168
                                                -------
RAILROAD -- 0.9%
Union Pacific Corp.                          14     642
                                                -------
SANITARY SERVICES -- 1.0%
Waste Management, Inc.                       36     715
                                                -------

October 31, 2000
(In thousands)

                                         SHARES   VALUE
-------------------------------------------------------------------------------
TELCOMMUNICATIONS -- 5.2%
AT&T Corp.                                   68 $ 1,570
Qwest Communications International, Inc. (a) 23   1,133
Verizon Communications                       20   1,133
                                                -------
                                                  3,836
                                                -------
Total Common Stocks (cost of $63,897)(b)         71,311
                                                -------
SHORT-TERM OBLIGATIONS -- 4.6%             PAR
-------------------------------------------------------------------------------
Repurchase agreement with SBC
Warburg, Ltd., dated 10/31/00, due
11/01/00 at 6.570%, collateralized by
U.S. Treasury notes with various
maturities to 2024, market value
$3,423 (repurchase proceeds $3,389)      $3,388   3,388
                                                -------
OTHER ASSETS & LIABILITIES, NET -- (1.7%)        (1,238)
-------------------------------------------------------------------------------
NET ASSETS-- 100%                               $73,461
                                                ========

(a)  Non-income producing.

(b)  Rounds to less than one.

(c)  Cost for federal income tax purposes is $63,972.

See notes to financial statements.

 Statement of Assets & Liabilities
October 31, 2000
(in thousands except for per share amounts and footnotes)

                                                                             LTMAGF                            LTMGF
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value (cost $23,380 and $632,824)                           $  23,045                       $ 774,552
Short-term obligations                                                         2,353                          27,962
                                                                           ---------                       ---------
                                                                              25,398                         802,514

Cash                                                              $  --                       $     547
Receivable for:
   Fund shares sold                                                 668                           2,022
   Expense reimbursement due from Advisor/Administrator              63                              --
   Dividends                                                                                        179
   Interest                                                                                           5
Other                                                                 1          732                  3        2,756
                                                               --------    ---------       ------------   ----------
   Total Assets                                                               26,130                         805,270
LIABILITIES
Payable for:
   Investments purchased                                          1,036                           3,170
   Fund shares repurchased                                           14                           1,020
Accrued:
   Management fee                                                    15                             388
   Administrative fee                                                 4                             162
   Bookkeeping fee                                                    2                              25
   Transfer Agent fee                                                 5                             123
   Distribution fee-- Class B                                         1                              27
   Distribution fee-- Class C                                        --                               6
   Distribution fee-- Class E                                        --                               1
   Distribution fee-- Class F                                        --                               1
   Deferred Trustees' fees                                           --                               1
Other                                                                51                              56
                                                               --------                    ------------
   Total Liabilities                                                           1,128                           4,980
                                                                           ---------                      ----------

NET ASSETS                                                                 $  25,002                       $ 800,290
                                                                           =========                      ==========
Net asset value & redemption price per share-- Class A                     $   12.36(a)                    $   18.38(a)
                                                                           =========                      ==========
                                                                         ($5,227/423)                ($163,502/8,896)
Maximum offering price per share-- Class A                                  $  13.11(b)                     $  19.50(b)
                                                                           =========                      ==========
                                                                      ($12.36/0.9425)                 ($18.38/0.9425)
Net asset value & offering price per share-- Class B                        $  12.34(a)                    $   17.85(a)
                                                                           =========                      ==========
                                                                      ($18,080/1,465)               ($532,082/29,807)
Net asset value & offering price per share-- Class C                        $  12.34(a)                    $   17.85(a)
                                                                           =========                      ==========
                                                                         ($1,567/127)                 ($80,232/4,496)
Net asset value & redemption price per share-- Class E                            --                        $  18.34
                                                                           =========                      ==========
                                                                                  --                     ($9,171/500)
Maximum offering price per share-- Class E                                        --                        $  19.20(b)
                                                                           =========                      ==========
                                                                                  --                  ($18.34/0.9550)
Net asset value & offering price per share-- Class F                              --                       $   17.87(a)
                                                                           =========                      ==========
                                                                                  --                    ($13,362/748)
Net asset value, offering & redemption price per share-- Class Z            $  12.37                        $  18.46
                                                                           =========                      ==========
                                                                            ($128/10)                     ($1,941/105)

COMPOSITION OF NET ASSETS
Capital paid in                                                            $  26,002                       $ 687,093
Accumulated net investment loss                                                   --                             (14)
Accumulated net realized loss                                                   (665)                        (28,517)
Net unrealized appreciation (depreciation)                                      (335)                        141,728
                                                                           ---------                      ----------
                                                                           $  25,002                       $ 800,290
                                                                           =========                      ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

Statement of Assets & Liabilities

October 31, 2000
(in thousands except for per share amounts and footnotes)

                                                                            LTMGF II                          LTMVF
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments at value (cost $65,503 and $63,897)                            $  64,518                       $  71,311
Short-term obligations                                                         2,467                           3,388
                                                                           ---------                      ----------
                                                                              66,985                          74,699

Cash                                                              $  --                        $     86
Receivable for:
   Fund shares sold                                               1,594                             721
   Dividends                                                         13                              97
   Interest                                                          --                               1
Expense reimbursement due from
   Advisor/Administrator                                             16                              17
Other                                                                 2        1,625                 --          922
                                                               --------    ---------       ------------   ----------
   Total Assets                                                               68,610                          75,621
LIABILITIES
Payable for:
   Investments purchased                                            317                           1,884
   Fund shares repurchased                                           27                             148
Accrued:
   Management fee                                                    46                              51
   Administrative fee                                                12                              12
   Service fee-- Class A                                              1                               2
   Bookkeeping fee                                                    5                               1
   Transfer Agent fee                                                 9                              12
   Distribution fee-- Class A                                        --                             (c)
   Distribution fee-- Class B                                         5                               7
   Distribution fee-- Class C                                         1                               2
Other                                                                18                              41
                                                               --------                    ------------
   Total Liabilities                                                             441                           2,160
                                                                           ---------                      ----------

NET ASSETS                                                                 $  68,169                       $  73,461
                                                                           =========                      ==========
Net asset value & redemption price per share-- Class A                     $   11.55(a)                    $   11.41(a)
                                                                           =========                      ==========
                                                                         ($6,769/586)                 ($14,017/1,228)
Maximum offering price per share-- Class A                                 $   12.25(b)                    $   12.11(b)
                                                                           =========                      ==========
                                                                      ($11.55/0.9425)                 ($11.41/0.9425)
Net asset value & offering price per share-- Class B                        $  11.51(a)                    $   11.30(a)
                                                                           =========                      ==========
                                                                      ($50,859/4,420)                 ($49,112/4,345)
Net asset value & offering price per share-- Class C                        $  11.50(a)                    $   11.30(a)
                                                                           =========                      ==========
                                                                         ($5,801/505)                   ($10,331/914)
Net asset value, offering & redemption price per share-- Class Z            $  11.58                       $   11.43
                                                                           =========                      ==========
                                                                         ($4,740/409)                         ($1/(c))

COMPOSITION OF NET ASSETS
Capital paid in                                                            $  70,783                       $  70,786
Accumulated net investment loss                                                   --                              (2)
Accumulated net realized loss                                                 (1,629)                         (4,737)
Net unrealized appreciation (depreciation)                                      (985)                          7,414
                                                                           ---------                      ----------
                                                                           $  68,169                       $  73,461
                                                                           =========                      ==========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Rounds to less than one.

See notes to financial statements.

Statement of Operations
For the Period ended October 31, 2000
(in thousands)

                                                                           LTMAGF (A)                          LTMGF
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend                                                                       $   2                        $  3,647
Interest                                                                          11                           1,705
                                                                           ---------                      ----------

   Total Investment Income (net of nonrebatable
   foreign taxes withheld at source which
   amounted to none and $31)                                                      13                           5,352

EXPENSES
Management fee                                                     $ 28                         $ 4,115
Administrative fee                                                    7                           2,334
Service fee - Class A                                                 2                             351
Service fee - Class B                                                 7                           1,144
Service fee - Class C                                                 1                             176
Service fee - Class E                                                --                              15
Service fee - Class F                                                --                              22
Service fee - Class G                                                --                               6
Service fee - Class H                                                --                               8
Distribution fee - Class A                                          (b)                              --
Distribution fee - Class B                                           18                           3,434
Distribution fee - Class C                                            1                             529
Distribution fee - Class E                                           --                               7
Distribution fee - Class F                                           --                              72
Distribution fee - Class G                                           --                               2
Distribution fee - Class H                                           --                              22
Transfer agent fee                                                   14                           1,217
Bookkeeping fee                                                       7                             251
Trustees fee                                                         --                              28
Custodian fee                                                         2                              17
Audit fee                                                             7                              19
Legal fee                                                           (b)                               9
Registration fee                                                     36                             112
Reports to shareholders                                               3                              21
Other                                                                 3                              91
                                                                =======                     ============
                                                                    136

Fees and expenses waived or borne                                   (63)
   by the Advisor/Administrator                                      --           73                 --       14,002
                                                                =======    =========        ============  ==========
Net Investment Loss                                                              (60)                         (8,650)
                                                                           ---------                      ----------
NET REALIZED & UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized loss                                                               (665)                        (16,678)
Net change in unrealized appreciation/depreciation
   during the period                                                            (265)                         47,492
                                                                           =========                      ==========
   Net Gain (Loss)                                                              (930)                         30,814
                                                                           ---------                      ----------
Increase (Decrease) in Net Assets from Operations                           $   (990)                      $  22,164
                                                                           =========                      ==========


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b)  Rounds to less than one.

See notes to financial statements.

Statement of Operations

For the Year ended October 31, 2000
(in thousands)

                                                                      LTMGF II (A)                         LTMVF
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividend                                                                        $ 73                         $   898
Interest                                                                          45                             127
                                                                           ---------                      ----------
   Total Investment Income (net of nonrebatable
   foreign taxes withheld at source which
   amounted to none and $5)                                                      118                           1,025
EXPENSES
Management fee                                                    $ 143                           $ 375
Administrative fee                                                   36                              93
Service fee - Class A                                                 4                              26
Service fee - Class B                                                30                              74
Service fee - Class C                                                 3                              17
Distribution fee - Class A                                           --                               5
Distribution fee - Class B                                           89                             221
Distribution fee - Class C                                           10                              49
Transfer agent fee                                                   37                              95
Bookkeeping fee                                                      18                              27
Trustees fee                                                          2                               6
Custodian fee                                                        --                               7
Audit fee                                                             7                               6
Legal fee                                                            --                               7
Registration fee                                                     86                              63
Reports to shareholders                                               4                              23
Other                                                                --                               2
                                                                -------                     ------------
                                                                    469                           1,096

Fees and expenses waived or borne
   by the Advisor/Administrator                                    (110)         359                 (2)       1,094
                                                                =======    =========        ============  ==========
Net Investment Loss                                                             (241)                            (69)
                                                                           =========                      ==========
NET REALIZED & UNREALIZED GAIN (LOSS)
ON PORTFOLIO POSITIONS
Net realized loss                                                             (1,629)                         (4,081)
Net change in unrealized appreciation/depreciation
   during the period                                                            (985)                          9,063
                                                                           =========                      ==========
   Net Gain (Loss)                                                            (2,614)                          4,982
                                                                           ---------                      ----------
Increase (Decrease) in Net Assets from Operations                          $  (2,855)                      $   4,913
                                                                           =========                      ==========


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

See notes to financial statements.

Statement of Changes in Net Assets
(in thousands)

                                                                             LTMAGF                            LTMGF
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            PERIOD
                                                                             ENDED
                                                                          OCTOBER 31           YEAR ENDED OCTOBER 31
                                                                             2000 (A)             2000(B)    1999 (C)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss                                                          $   (60)         $  (8,650)   $  (2,621)
Net realized loss                                                               (665)           (16,678)      (1,673)
Net change in unrealized appreciation/depreciation                              (265)            47,492       74,131
                                                                            ---------        -----------   ---------
     Net Increase (Decrease) from Operations                                    (990)            22,164       69,837
                                                                            ---------        -----------   ---------
FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A                                             3,614             78,904       46,082
Cost of shares repurchased - Class A                                             (31)           (18,527)      (9,706)
                                                                            ---------        -----------   ---------
                                                                               3,583             60,377       36,376
                                                                            ---------        -----------   ---------
Receipts for shares sold - Class B                                            19,103            263,055      157,970
Cost of shares repurchased - Class B                                            (186)           (47,972)     (23,672)
                                                                            ---------        -----------   ---------
                                                                              18,917            215,083      134,298
                                                                            ---------        -----------   ---------
Receipts for shares sold - Class C                                             1,535             39,135       24,882
Cost of shares repurchased - Class C                                              --             (8,009)      (3,326)
                                                                            ---------        -----------   ---------
                                                                               1,535             31,126       21,556
                                                                            ---------        -----------   ---------
Receipt for shares sold - Class E                                                 --                 47          263
Cost of shares repurchased - Class E                                              --               (189)         (78)
Exchange out of Class E into Class G                                              --             (1,028)          --
                                                                            ---------        -----------   ---------
                                                                                  --             (1,170)         185
                                                                            ---------        -----------   ---------
Receipt for shares sold - Class F                                                 --                187          584
Cost of shares repurchased - Class F                                              --               (186)         (12)
Exchange out of Class F into Class H                                              --             (2,163)          --
                                                                            ---------        -----------   ---------
                                                                                  --             (2,162)         572
                                                                            ---------        -----------   ---------
Receipt for shares sold - Class G                                                 --                986        1,999
Cost of shares repurchased - Class G                                              --               (215)         (56)
Exchange into Class G from Class E                                                                1,548           --
                                                                            ---------        -----------   ---------
                                                                                  --              2,319        1,943
                                                                            ---------        -----------   ---------
Receipt for shares sold - Class H                                                 --              1,678        2,919
Cost of shares repurchased - Class H                                              --               (249)         (15)
Exchange into Class H from Class F                                                --              3,370           --
                                                                            ---------        -----------   ---------
                                                                                  --              4,799        2,904
                                                                            ---------        -----------   ---------
Receipts for shares sold - Class Z                                                25              2,230            1
Cost of shares repurchased - Class Z                                              --               (266)          --
                                                                            ---------        -----------   ---------
                                                                                  25              1,964            1
                                                                            ---------        -----------   ---------
Net Increase (Decrease) from Fund Share Transactions                          24,060            312,336      197,835
                                                                            ---------        -----------   ---------
       Total Increase                                                         23,070            334,500      267,672
NET ASSETS
Beginning of period                                                            1,932            465,790      198,118
                                                                            ---------        -----------   ---------
End of period                                                               $ 25,002          $ 800,290    $ 465,790
                                                                            ---------        -----------   ---------
Net investment loss accumulated                                             $      2          $      14    $       6
                                                                            ---------        -----------   ---------

(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Class E and Class F shares were collapsed into Class G and Class H shares on February 28, 2000, which were then redesignated Class E and Class F shares.

(c)  Class Z shares were initially offered on January 11, 1999.

See notes to financial statements.

 Statement of Changes in Net Assets - Cont.
(in thousands)

                                                                            LTMAGF                            LTMGF
--------------------------------------------------------------------------------------------------------------------
                                                                            PERIOD
                                                                             ENDED
                                                                          OCTOBER 31           YEAR ENDED OCTOBER 31
                                                                            2000 (A)             2000(B)    1999 (C)
--------------------------------------------------------------------------------------------------------------------
NUMBER OF FUND SHARES:
Sold - Class A                                                                   283              4,210        2,882
Repurchased - Class A                                                             (2)              (988)        (604)
                                                                            --------         ----------    ---------
                                                                                 281              3,222        2,278
                                                                            --------         ----------    ---------
Sold - Class B                                                                 1,471             14,366       10,095
Repurchased - Class B                                                            (14)            (2,615)      (1,496)
                                                                            --------         ----------    ---------
                                                                               1,457             11,751        8,599
                                                                            --------         ----------    ---------
Sold - Class C                                                                   119              2,144        1,576
Repurchased - Class C                                                             --               (435)        (212)
                                                                            --------         ----------    ---------
                                                                                 119              1,709        1,364
                                                                            --------         ----------    ---------
Sold - Class E                                                                    --                  3           18
Repurchased - Class E                                                             --                (10)          (5)
Exchange out of Class E into Class G                                              --                (56)          --
                                                                            --------         ----------    ---------
                                                                                  --                (63)          13
                                                                            --------         ----------    ---------
Sold - Class F                                                                    --                 10           38
Repurchased - Class F                                                             --                (10)          (1)
Exchange out of Class F into Class H                                              --               (121)          --
                                                                            --------         ----------    ---------
                                                                                  --               (121)          37
                                                                            --------         ----------    ---------
Sold - Class G                                                                    --                 53          127
Repurchased - Class G                                                             --                (11)          (4)
Exchange into Class G from Class E                                                --                 84           --
                                                                            --------         ----------    ---------
                                                                                  --                126          123
                                                                            --------         ----------    ---------
Sold - Class H                                                                    --                 91          189
Repurchased - Class H                                                             --                (13)          (1)
Exchange into Class H from Class F                                                --                188           --
                                                                            --------         ----------    ---------
                                                                                  --                266          188
                                                                            --------         ----------    ---------
Sold - Class Z                                                                     2                119          (d)
Repurchased - Class Z                                                             --                (14)         (d)
                                                                            --------         ----------    ---------
                                                                                   2                105          (d)
                                                                            --------         ----------    ---------


(a) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(b) Class E and Class F shares were collapsed into Class G and Class H shares respectively on February 28, 2000, which were then redesignated Class E and Class F shares respectively.

(c)  Class Z shares were initially offered on January 11, 1999.

(d)  Rounds to less than one.

See notes to financial statements.

Statement of Changes in Net Assets - Cont.

(in thousands)
                                                                           LTMGF II                    LTMVF
---------------------------------------------------------------------------------------------------------------------
                                                                            PERIOD               YEAR       PERIOD
                                                                             ENDED               ENDED       ENDED
                                                                          OCTOBER 31          OCTOBER 31  OCTOBER 31
                                                                            2000 (A)              2000      1999 (B)
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment loss                                                          $  (241)         $     (69)    $    (26)
Net realized loss                                                             (1,629)            (4,081)        (656)
Net change in unrealized appreciation/depreciation                              (985)             9,063       (1,649)
                                                                            --------         ----------    ---------
   Net Increase (Decrease) from Operations                                    (2,855)             4,913       (2,331)

FUND SHARE TRANSACTIONS:
Receipts for shares sold - Class A                                             7,120              9,722        8,591
Cost of shares repurchased - Class A                                            (106)            (4,230)        (428)
                                                                            --------         ----------    ---------
                                                                               7,014              5,492        8,163
                                                                            --------         ----------    ---------
Receipts for shares sold - Class B                                            54,643             36,279       16,075
Cost of shares repurchased - Class B                                          (1,628)            (5,165)        (332)
                                                                            --------         ----------    ---------
                                                                              53,015             31,114       15,743
                                                                            --------         ----------    ---------
Receipts for shares sold - Class C                                             6,081              6,949        4,454
Cost of shares repurchased - Class C                                             (38)            (1,375)         (46)
                                                                            --------         ----------    ---------
                                                                               6,043              5,574        4,408
                                                                            --------         ----------    ---------
Receipts for shares sold - Class Z                                             5,527                  1        2,700
Cost of shares repurchased - Class Z                                            (575)            (2,316)          --
                                                                            --------         ----------    ---------
                                                                               4,952             (2,315)       2,700
                                                                            --------         ----------    ---------

Net Increase from Fund Share Transactions                                     71,024             39,865       31,014
                                                                            --------         ----------    ---------
       Total Increase                                                         68,169             44,778       28,683

NET ASSETS
Beginning of period                                                               --             28,683           --
                                                                            --------         ----------    ---------
End of period                                                               $ 68,169          $  73,461    $  28,683
                                                                            ========         ==========    =========
Net investment loss accumulated                                             $     --          $       2    $      --
                                                                            --------         ----------    ---------

NUMBER OF FUND SHARES:
Sold - Class A                                                                   595                928          747
Repurchased - Class A                                                             (9)              (408)         (39)
                                                                            --------         ----------    ---------
                                                                                 586                520          708
                                                                            --------         ----------    ---------
Sold - Class B                                                                 4,558              3,472        1,410
Repurchased - Class B                                                           (138)              (505)         (32)
                                                                            --------         ----------    ---------
                                                                               4,420              2,967        1,378
                                                                            --------         ----------    ---------
Sold - Class C                                                                   508                658          394
Repurchased - Class C                                                             (3)              (134)          (4)
                                                                            --------         ----------    ---------
                                                                                 505                524          390
                                                                            --------         ----------    ---------
Sold - Class Z                                                                   461                (c)          225
Repurchased - Class Z                                                            (52)              (225)          --
                                                                            --------         ----------    ---------
                                                                                 409               (225)         225
                                                                            --------         ----------    ---------

(a)  The Fund commenced investment operations on March 7, 2000.

(b)  The Fund commenced investment operations on June 1, 1999.

(c)  Rounds to less than one.

See notes to financial statements.

Notes to Financial Statements

October 31, 2000

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Tax-Managed Growth Fund (LTMGF), formerly Stein Roe Advisor Tax Managed Growth Fund, Liberty Tax Managed Value Fund (LTMVF), formerly Stein Roe Advisor Tax Managed Value Fund, Liberty Tax-Managed Growth Fund II (LTMGF II), formerly Stein Roe Advisor Tax Managed Growth Fund II and Liberty Tax Managed Aggressive Growth Fund (LTMAGF) are each a series of Liberty Funds Trust I (individually referred to as a Fund, collectively referred to as the Funds) and are diversified portfolios. Liberty Funds Trust I is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Each Fund's investment objectives seek to maximize long-term capital growth while reducing shareholder exposure to taxes. The Funds may issue an unlimited number of shares. LTMGF offers six classes of shares: Class A, Class B, Class C, Class E, Class F and Class Z. LTMVF, LTMGF II and LTMAGF each offer four classes of shares: Class A, Class B, Class C, and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class E and Class F shares are trust shares. Class E shares are sold with a front-end sales charge and are subject to an annual distribution fee and Class F shares are subject to an annual distribution fee and a contingent deferred sales charge. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Funds in preparation of their financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than applicable 12b-1 fees see Note 2: Underwriting discounts, service and distribution fees) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data is calculated using the average shares outstanding during the period. Net investment income per share data reflects the service fee and distribution fee per share where applicable.

Ratios are calculated by adjusting the expense and net investment income ratios for each Fund for the entire period by the service fee and distribution fee where applicable.

FEDERAL INCOME TAXES:
Consistent with the Funds' policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

OTHER:
Corporate actions and dividend income are recorded on the ex-date. Interest income is recorded on the accrual basis.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO
AFFILIATES

MANAGEMENT FEE:
Stein Roe & Farnham, Inc. (the Advisor) is the investment Advisor of each Fund and receives a monthly fee based on each Fund's average net assets as follows:

LTMAGF                            0.80% annually
LTMGF                             0.60% annually
LTMGF II                          0.80% annually
LTMVF                             0.80% annually

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the Administrator), an affiliate of the Advisor, provides accounting and other services and office facilities for a monthly fee based on each Fund's average net assets as follows:

LTMAGF                            0.20% annually
LTMGF                             0.40% annually
LTMGF II                          0.20% annually
LTMVF                             0.20% annually

Effective July 1, 2000, the administration fee for LTMGF changed from 0.25% annually to 0.40% annually.

BOOKKEEPING FEE:
For each Fund, the Administrator provides bookkeeping and pricing services for $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provided shareholder services for a monthly fee equal to 0.236% annually of the Funds' average net assets and received reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a monthly fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Administrator, is the Funds' principal underwriter. During the period ended October 31, 2000, each Fund has been advised that the Distributor retained net underwriting discounts on LTMGF, LTMGF II, LTMVF and LTMAGF of $262,565, $25,764, $19,171 and $6,452, respectively, on sales of the Funds' Class A shares and received contingent deferred sales charges (CDSC) of $586, none, none and $3,819 on Class A share redemptions, $1,082,517, $7,990, $58,564 and $7,076 on
Class B share redemptions and $22,125, $307, $5,234 and none on Class C share redemptions, respectively. LTMGF had no contingent deferred sales charges (CDSC) on Class E and Class F share redemptions.

LTMGF has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B, Class C, Class E and Class F net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, Class F; and up to 0.25% of average net assets attributable to Class E shares. The actual fee with respect to Class E shares will be 0.10% on Class E assets attributable to shares outstanding for less than five years and 0.25% on Class E assets attributable to shares outstanding five years or more.

LTMGF II has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable Class B and Class C shares.

LTMVF and LTMAGF have each adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.05% of the average net assets attributable to Class A shares and 0.75% of the average net assets attributable to Class B and Class C shares.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.25% annually of the first $100 million of average net assets and 1.50% annually thereafter on LTMGF and LTMGF II, 1.50% annually of each of the Fund's average net assets on LTMVF and 1.25% annually of the Funds' average net assets on LTMAGF.

For LTMVF, these payments made by the Advisor on behalf of the Fund are subject to reimbursement by the Fund to the Advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the Advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's total expenses (exclusive of service fees and distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.50% annually. This arrangement terminates on the earlier of (i) the date on which expense reimbursement payments by the Fund equal the prior payment of such reimbursable expenses by the Advisor, or (ii) three years from the date the Fund's shares are offered for sale. This arrangement may be terminated at an earlier date by the advisor. For the year ended October 31, 2000, the Fund did not reimburse the Advisor for any reimbursement relating to the prior year.

For the year ended October 31, 2000, LTMGF's total expenses as defined above did not exceed the expense limit.

OTHER:
The Funds pay no compensation to their officers, all of whom are employees of the Advisor or Administrator.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

NOTE 3. PORTFOLIO INFORMATION INVESTMENT ACTIVITY:

For the period ended October 31, 2000, purchases and sales of investments, other than short-term obligations, were as follows:

                       Purchases          Sales
                       ---------          -----
LTMAGF              $ 28,980,795       $ 4,936,504
LTMGF                755,366,048       453,230,205
LTMGF II              75,602,362         8,469,815
LTMVF                 73,259,682        33,946,870

Unrealized appreciation (depreciation) at October 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

                           LTMAGF           LTMGF
                           ------           -----
Gross unrealized
   appreciation          $ 1,630,504    $191,838,088
Gross unrealized
   depreciation           (1,965,294)    (50,109,365)
                          ----------    ------------
   Net unrealized
     appreciation
     (depreciation)       $ (334,790)   $141,728,723
                          ==========    ============

                          LTMGF II          LTMVF
                          --------          -----
Gross unrealized
   appreciation          $ 5,264,198    $ 10,368,853
Gross unrealized
   depreciation           (6,248,775)     (3,030,281)
                          ----------    ------------
   Net unrealized
     appreciation
     (depreciation)       $ (984,577)    $ 7,338,572
                          ==========    ============

CAPITAL LOSS CARRYFORWARDS:
At October 31, 2000, capital loss carry-forwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:
                 Year of            Capital loss
               expiration           carryforward
               ----------          -------------
LTMAGF            2008                $  649,000

                 Year of            Capital loss
               expiration           carryforward
               ----------          -------------
LTMGF             2005                $  559,000
                  2006                 9,584,000
                  2007                 1,696,000
                  2008                16,678,000
                                     -----------
                                     $28,517,000
                                     ===========

                 Year of            Capital loss
               expiration           carryforward
               ----------          -------------
LTMGF II          2008               $ 1,602,000

                 Year of            Capital loss
               expiration           carryforward
               ----------          -------------
LTMVF             2007                $  656,000
                  2008                 4,005,000
                                     -----------
                                     $ 4,661,000
                                     ===========

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER:
The Funds may focus their investments in certain industries, subjecting them to greater risk than funds that are more diversified.

NOTE 4. LINE OF CREDIT
Each Fund may borrow up to 33 1/3% or up to $200,000,000 of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or
(3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. The Funds had no borrowings under their lines of credit during the period ended October 31, 2000.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
At October 31, 2000, Liberty Funds Services, Inc. owned 33.38%, 8.47%, 7.27% and 80.30% of Class A, Class B, Class C and Class Z , respectively of LTMAGF, 54.96% of Class Z, respectively of LTMGFII, and 100% of Class Z, respectively of LTMVF.

During the year ended October 31, 2000, TMVF used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $34,801.

Financial Highlights - LTMAGF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                 PERIOD ENDED OCTOBER 31, 2000(B)
                                                                          CLASS A      CLASS B      CLASS C      CLASS Z
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE -- BEGINNING OF PERIOD
AS OF 08/01/2000                                                         $ 11.590     $ 11.590     $ 11.590     $ 11.590
                                                                         --------    ---------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                                                 (0.038)      (0.061)      (0.061)      (0.028)
Net realized and unrealized gain                                            0.808        0.811        0.811        0.808
                                                                         --------    ---------     --------     --------
Total from Investment Operations                                            0.770        0.750        0.750        0.780
                                                                         --------    ---------     --------     --------
NET ASSET VALUE - END OF PERIOD                                          $ 12.360    $  12.340     $ 12.340   $   12.370
                                                                         ========    =========     ========     ========
TOTAL RETURN (d)(e)(f)                                                      6.64%        6.47%        6.47%        6.73%
                                                                         ========    =========     ========     ========
RATIOS TO AVERAGE NET ASSETS
Expenses (g)(h)                                                             1.55%        2.25%        2.25%        1.25%
Net investment loss (g)(h)                                                (1.19)%      (1.89)%      (1.89)%      (0.89)%
Fees and expenses waived or
borne by the Advisor/Administrator (g)(h)                                   1.82%        1.82%        1.82%        1.82%
Portfolio turnover (e)                                                        47%          47%          47%          47%
Net assets at end of period (000)                                        $  5,227    $  18,080   $    1,567   $      128

(a)  Net of fees and expenses waived or borne by the
     Advisor/Administrator which amounted to:                            $ (0.058)    $ (0.058)    $ (0.058)    $ (0.058)

(b) The Fund commenced investment operations on July 24, 2000. The activity shown is from the effective date of registration (August 1, 2000) with the Securities and Exchange Commission.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.


Financial Highlights (continued) - LTMGF

Selected data for a share of each
class outstanding throughout each period are as follows:

                                                                 YEAR ENDED OCTOBER 31, 2000
                                               CLASS A      CLASS B      CLASS C     CLASS E(A)   CLASS F(A)     CLASS Z
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
BEGINNING OF PERIOD                           $ 17.190     $ 16.820      $ 16.820     $ 17.170     $ 16.830     $ 17.230
                                              --------    ---------      --------     --------     --------     --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)                         (0.123)      (0.259)       (0.259)      (0.142)      (0.259)      (0.076)
Net realized and unrealized gain                 1.313        1.289         1.289        1.312        1.299        1.306
                                              --------    ---------      --------     --------     --------     --------
Total from Investment Operations                 1.190        1.030         1.030        1.170        1.040        1.230
                                              --------    ---------      --------     --------     --------     --------
NET ASSET VALUE - END OF PERIOD               $ 18.380     $ 17.850      $ 17.850     $ 18.340     $ 17.870     $ 18.460
                                              ========    =========      ========     ========     ========     ========
TOTAL RETURN (c)                                 6.92%        6.12%         6.12%        6.81%        6.18%        7.14%
                                              ==========================================================================
RATIOS TO AVERAGE NET ASSETS
Expenses (d)                                     1.44%        2.19%         2.19%        1.54%        2.19%        1.19%
Net investment income (loss) (d)               (0.67)%       (1.42%)       (1.42%)     (0.77)%       (1.42%)      (0.42%)
Portfolio turnover                                 69%          69%           69%          69%          69%          69%
Net assets at end of period (000)             $163,502     $532,082      $ 80,232     $  9,171     $ 13,368     $  1,941

(a) Class E and Class F shares were collapsed into Class G and Class H shares, on February 28, 2000, which were then redesignated Class E and Class F shares respectively.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.



                                                           YEAR ENDED OCTOBER 31, 1999
                           CLASS A     CLASS B    CLASS C     CLASS E     CLASS F     CLASS G    CLASS H   CLASS Z(A)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
BEGINNING OF PERIOD           $ 13.390    $ 13.200    $ 13.200   $ 13.360    $ 13.210    $ 13.380   $ 13.210    $ 15.560
                              ==========================================================================================
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (b)         (0.034)     (0.151)     (0.152)    (0.050)     (0.151)     (0.050)    (0.151)     (0.016)
Net realized and
unrealized gain                  3.834       3.771       3.772      3.830       3.711       3.840      3.771       1.686
                              --------    ---------   --------   --------    --------    --------   --------    --------
Total from Investment
Operations                       3.800       3.620       3.620      3.780       3.560       3.790      3.620       1.670
                              --------    ---------   --------   --------    --------    --------   --------    --------
Net Asset Value,
End of period                 $ 17.190    $ 16.820    $ 16.820   $ 17.140    $ 16.770    $ 17.170   $ 16.830    $ 17.230
                              --------    ---------   --------   --------    --------    --------   --------    --------
Total Return (c)                28.38%      27.42%      27.42%     28.29%      26.95%      28.33%     27.40%      10.73%(d)
                              --------    ---------   --------   --------    --------    --------   --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                     1.64%       2.39%       2.39%      1.74%       2.39%       1.74%      2.39%       0.79%(f)
Net investment (loss) (e)      (0.21)%     (0.96)%     (0.96)%    (0.31)%    (0.96)%      (0.31)%    (0.96)%      (0.13)%(f)
Portfolio turnover                 80%         80%         80%        80%         80%         80%        80%         80%
Net assets at
end of period (000)           $ 97,531    $303,726    $ 46,869   $  1,089    $  2,025   $   6,427  $   8,122    $      1

(a)  Class Z shares were initially offered on January 11, 1999.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(f)  Annualized.


Financial Highlights (continued) - LTMGF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                   YEAR ENDED OCTOBER 31, 1998
                                          CLASS A     CLASS B   CLASS C      CLASS E     CLASS F    CLASS G     CLASS H
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
BEGINNING OF PERIOD                       $ 12.040    $ 11.960   $ 11.960     $12.020    $ 11.970   $ 12.040    $ 11.960
                                          ---------   --------   --------    --------    --------   --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)          0.029      (0.069)    (0.069)      0.016      (0.069)     0.016      (0.069)
Net realized and unrealized gain             1.321       1.309      1.309       1.324       1.309      1.324       1.319
                                          ---------   --------   --------    --------    --------   --------    --------
Total from Investment Operations             1.350       1.240      1.240       1.340       1.240      1.340       1.250
                                          ---------   --------   --------    --------    --------   --------    --------
NET ASSET VALUE,
END OF PERIOD                             $ 13.390    $ 13.200    $13.200    $ 13.360    $ 13.210   $ 13.380    $ 13.210
                                          ---------   --------   --------    --------    --------   --------    --------
TOTAL RETURN (c)(d)                         11.21%      10.37%     10.37%      11.15%      10.36%     11.13%      10.45%
                                          ---------   --------   --------    --------    --------   --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                 1.56%       2.31%      2.31%       1.66%       2.31%      1.66%       2.31%
Net investment
income (loss) (e)                            0.22%     (0.53)%    (0.53)%       0.12%     (0.53)%      0.12%     (0.53)%
Fees and expenses waived or borne
by the Advisor/Administrator (e)             0.12%       0.12%      0.12%       0.12%       0.12%      0.12%       0.12%
Portfolio turnover                             91%         91%        91%         91%         91%        91%         91%
Net assets at
end of period (000)                       $ 45,472    $124,829   $ 18,786    $    680   $   1,105   $  3,359    $  3,887

(a)  Net of fees and expenses waived or borne
     by the Advisor/Administrator which
     amounted to:                         $  0.016    $  0.016   $  0.016    $  0.016   $   0.016   $  0.016    $  0.016

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                 YEAR ENDED OCTOBER 31, 1997 (B)
                                          CLASS A     CLASS B   CLASS C (C)   CLASS E     CLASS F    CLASS G     CLASS H
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE --
BEGINNING OF PERIOD                       $ 10.080    $ 10.080   $ 10.080    $ 10.080    $ 10.080   $ 10.080    $ 10.080
                                          ---------   --------   --------    --------    --------   --------    --------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)(d)          0.040      (0.032)    (0.032)      0.030      (0.032)     0.030      (0.032)
Net realized and unrealized gain             1.920       1.912      1.912       1.910       1.922      1.930       1.912
                                          ---------   --------   --------    --------    --------   --------    --------
Total from Investment Operations             1.960       1.880      1.880       1.940       1.890      1.960       1.880
                                          ---------   --------   --------    --------    --------   --------    --------
NET ASSET VALUE,
END OF PERIOD                             $ 12.040    $ 11.960    $11,960    $ 12,020    $ 11,970   $ 12,040    $ 11,960
                                          ---------   --------   --------    --------    --------   --------    --------
TOTAL RETURN (e)(f)(g)                      19.44%      18.65%     18.65%      19.25%      18.75%     19.44%      18.65%
                                          ---------   --------   --------    --------    --------   --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (h)(i)                              1.50%       2.25%      2.25%       1.60%       2.25%      1.60%       2.25%
Net investment
income (loss) (h)(i)                         0.39%     (0.36)%    (0.36)%       0.29%     (0.36)%      0.29%     (0.36)%
Fees and expenses waived or borne by
the Advisor/Administrator (h)(i)             0.98%       0.98%      0.98%       0.98%       0.98%      0.98%       0.98%
Portfolio turnover (g)                         51%         51%        51%         51%         51%        51%         51%
Net assets at
end of period (000)                       $ 17,142  $   38,452   $  5,923    $    346   $     421   $  1,288    $  1,156

(a)  Net of fees and expenses waived or borne
     by the Advisor/Administrator which
     amounted to:                         $  0.096  $    0.096   $  0.096    $  0.096   $   0.096   $  0.096    $  0.096

(b) The Fund commenced investment operations on December 16, 1996, the activity shown is from the effective date of registration (December 30, 1996) with the Securities and Exchange Commission.

(c)  Effective July 1, 1997, Class D shares were redesignated Class C shares.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g)  Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i)  Annualized.


Financial Highlights (continued) - LTMGFII

Selected data for a share of each
class outstanding throughout each period are as follows:

                                                                             PERIOD ENDED OCTOBER 31, 2000(B)
                                                                         CLASS A       CLASS B      CLASS C      CLASS Z
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-- BEGINNING OF PERIOD                                   $  12.000    $  12.000    $  12.000    $  12.000
                                                                        ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(c)                                                 (0.065)      (0.123)      (0.123)      (0.046)
Net realized and unrealized loss                                           (0.385)      (0.367)      (0.377)      (0.374)
                                                                        ---------    ---------    ---------    ---------
Total from Investment Operations                                           (0.450)      (0.490)      (0.500)      (0.420)
                                                                        ---------    ---------    ---------    ---------
NET ASSET VALUE-- END OF PERIOD                                         $  11.550    $  11.510    $  11.500    $  11.580
                                                                        =========    =========    =========    =========
TOTAL RETURN (d)(e)(f)                                                    (3.75)%      (4.08)%      (4.17)%      (3.50)%
                                                                        =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS
Expenses(g)(h)                                                              1.50%        2.25%        2.25%        1.25%
Net investment income (g)(h)                                              (0.84)%      (1.59)%      (1.59)%      (0.59)%
Fees and expenses waived or
borne by the Advisor/Administrator (g)(h)                                   0.62%        0.62%        0.62%        0.62%
Portfolio turnover (e)                                                        32%          32%          32%          32%
Net assets at end of period (000)                                       $   6,769     $ 50,859    $   5,801    $   4,740

(a)  Net of fees and expenses waived or borne by the Advisor/Administrator
     which amounted to:                                                 $   0.048     $  0.048    $   0.048    $   0.048

(b)  The Fund commenced investment operations on March 7, 2000.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(h)  Annualized.


 Financial Highlights (continued) - LTMVF

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                                YEAR ENDED OCTOBER 31, 2000
                                                                         CLASS A       CLASS B      CLASS C      CLASS Z
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-- BEGINNING OF PERIOD                                   $  10.640    $  10.610    $  10.610    $  10.650
                                                                        ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)(b)                                         0.041       (0.033)      (0.033)       0.073
Net realized and unrealized gain (loss)                                     0.729        0.723        0.723        0.707
                                                                        ---------    ---------    ---------    ---------
Total from Investment Operations                                            0.770        0.690        0.690        0.780
                                                                        ---------    ---------    ---------    ---------
NET ASSET VALUE-- END OF PERIOD                                         $  11.410    $  11.300    $  11.300    $  11.430
                                                                        =========    =========    =========    =========
TOTAL RETURN (c)(d)                                                         7.24%        6.50%        6.50%        7.32%
                                                                        =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS
Expenses (e)                                                                1.80%        2.50%        2.50%        1.50%
Fees and expenses waived or borne by the Advisor (e)                        0.00%        0.00%        0.00%        0.00%
Net investment income (loss) (e)                                            0.39%      (0.31)%      (0.31)%        0.69%
Portfolio turnover                                                            76%          76%          76%          76%
Net assets at end of period (000)                                       $  14,017    $  49,112    $  10,331     $      1

(a)  Net of fees and expenses waived or borne by the Advisor/Administrator
     which amounted to:                                                 $   0.000    $   0.000    $   0.000     $   0.000

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not reimbursed a portion of expenses, total return would have been reduced.

(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                             PERIOD ENDED OCTOBER 31, 1999 (A)
                                                                     CLASS A       CLASS B      CLASS C      CLASS Z
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE-- BEGINNING OF PERIOD                                   $  12.000    $  12.000    $  12.000    $  12.000
                                                                        ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)(c)                                         0.000(h)    (0.038)      (0.038)       0.012
Net realized and unrealized loss                                           (1.360)      (1.352)      (1.352)      (1.362)
                                                                        ---------    ---------    ---------    ---------
Total from Investment Operations                                           (1.360)      (1.390)      (1.390)      (1.350)
                                                                        ---------    ---------    ---------    ---------
NET ASSET VALUE-- END OF PERIOD                                         $  10.640    $  10.610    $  10.610    $  10.650
                                                                        =========    =========    =========    =========
TOTAL RETURN (d)(e)                                                      (11.33)%     (11.58)%     (11.58)%     (11.25)%
                                                                        =========    =========    =========    =========
RATIOS TO AVERAGE NET ASSETS
Expenses (f)(g)                                                             1.77%        2.60%        2.60%        1.50%
Net investment income (f)(g)                                              (0.00)%      (0.83)%      (0.83)%        0.27%
Portfolio turnover (e)                                                        19%          19%          19%          19%
Net assets at end of period (000)                                       $   7,528    $  14,622    $   4,137    $   2,396

(a)  From commencement of operations on June 1, 1999.

(b)  Net of fees and expenses waived or borne by the Advisor/Administrator
     which amounted to:                                                 $   0.065    $   0.065    $   0.065    $    0.065

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g)  Annualized.

(h)  Rounds to less than 0.001.

Report of the Independent Accountants

To the Trustees of Liberty Trust I and the Shareholders of
Liberty Tax-Managed Growth Fund and
Liberty Tax-Managed Value Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Tax-Managed Growth Fund (formerly Stein Roe Advisor Tax-Managed Growth Fund) and Liberty Tax-Managed Value Fund (formerly Stein Roe Advisor Tax-Managed Value Fund) (each a series of Liberty Trust I) (collectively the "Funds) at October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2000

Report of Ernst & Young LLP, Independent Auditors
To the Shareholders and Board of Trustees of Liberty Funds Trust I:

Liberty Tax-Managed Growth Fund II
Liberty Tax-Managed Aggressive Growth Fund

We have audited the accompanying statements of assets and liabilities, including the Investment Portfolios, of Liberty Tax-Managed Growth Fund II (formerly, Stein Roe Advisor Tax Managed Growth Fund II) and Liberty Tax-Managed Aggressive Growth Fund (two of the series constituting Liberty Funds Trust I [the "Trust"]) as of October 31, 2000, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from March 1, 2000 and August 1, 2000 (effective date of registration), respectively, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned series of Liberty Funds Trust I, as of October 31, 2000, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP

Boston, Massachusetts
December 14, 2000

 Trustee & Transfer Agent

Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William Mayer
Partner, Park Avenue Equity Partners (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer; The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Joseph R. Palombo
Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc., Executive Vice President and Director of Colonial Management Associates, Inc. and Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Funds Group-Boston and Chief Operating Officer, Putnam Mutual Funds)

Thomas E. Stitzel
Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

Important Information About This Report
The Transfer Agent for Liberty Tax-Managed Funds is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Tax-Managed Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Tax-Managed Funds

                              GIVE ME LIBERTY.(SM)

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.



Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.



Liberty Tax-Managed Funds  Annual Report, October 31, 2000
Logo: Liberty Funds

Liberty Funds Distributor, Inc. (C)2000
One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com

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                                                 TM-02/716D-1100 (12/00) 00/2281